  As filed with the Securities and Exchange Commission on February 18, 1998


                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                 FORM 8-K/A



                     AMENDMENT TO APPLICATION OF REPORT



FILED PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported) DECEMBER 17, 1997



                       EQUITY OFFICE PROPERTIES TRUST
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           MARYLAND                         1-13115              36-4151656
(STATE OR OTHER JURISDICTION OF           (COMMISSION        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)           FILE NUMBER)      IDENTIFICATION NO.)


  TWO NORTH RIVERSIDE PLAZA, SUITE 2200
            CHICAGO, ILLINOIS                             60606
(ADDRESS OR PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

     Registrant's telephone number, including area code: (312) 466-3300

                               NOT APPLICABLE
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                               AMENDMENT NO. 1

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report of Form 8-K dated December 17, 1997 as set forth in the pages attached hereto:

Filing of amended information under Item 7 (a) and (b):
     Item 7 (a): Financial statements of Beacon Properties Corporation as of and for the nine month period ended September 30, 1997 and as of and for the years ended December 31, 1996 and 1995, respectively.
     Item 7 (b): Pro forma financial information as of and for the nine month period ended September 30, 1997 and for the year ended December 31, 1996

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EQUITY OFFICE PROPERTIES TRUST


Date:  February 18, 1998                 By: /s/  Richard D. Kincaid
       -----------------                     --------------------------------
                                             Richard D. Kincaid
                                             Executive Vice President,
                                             Chief Financial Officer

                              TABLE OF CONTENTS



                                                                       Page
                                                                       ----
Item 7 (a):
     Financial statements of Beacon Properties Corporation as of
       and for the nine month period ended September 30, 1997            4
     Financial statements of Beacon Properties Corporation as of
       and for the years ended December 31, 1996 and 1995               14
Item 7 (b):
     Pro forma financial information as of and for the nine month period ended September 30, 1997 and for the year ended
       December 31, 1996 for Equity Office Properties Trust             45

     Pro forma financial information as of and for the nine month period ended September 30, 1997 and for the year ended
       December 31, 1996 for Beacon Properties Corporation              61

ITEM 7 (a): FINANCIAL STATEMENTS OF BEACON PROPERTIES CORPORATION AS OF AND
            FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1997.

                        BEACON PROPERTIES CORPORATION

                         CONSOLIDATED BALANCE SHEETS



                                                     September 30,  December 31,
                                                         1997            1996
                                                     -------------  ------------
                                                      (Unaudited)
                                                            (in thousands)
                            ASSETS
Real Estate:
  Land                                                $  331,529     $  213,858
  Buildings, improvements and equipment                2,039,230      1,477,672
                                                      ----------     ----------
                                                       2,370,759      1,691,530
  Less accumulated depreciation                          140,044         97,535
                                                      ----------     ----------
                                                       2,230,715      1,593,995

Deferred financing and leasing costs, net of
  accumulated amortization of $20,028
  and $16,370                                             19,203         17,321
Cash and cash equivalents                                 33,405         36,086
Restricted cash                                            3,208          2,599
Accounts receivable                                       13,691         11,609
Accrued rent                                              26,959         13,065
Prepaid expenses and other assets                          8,653          1,093
Mortgage and notes receivable                             85,196         51,491
Investments in and advance to joint ventures
  and corporations                                        50,416         52,153
                                                      ----------     ----------
  Total assets                                        $2,471,446     $1,779,412
                                                      ==========     ==========

             LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Mortgage notes payable                              $  586,925     $  452,212
  Note payable, Credit Facility                          249,000        153,000
  Accounts payable, accrued expenses and
    other liabilities                                     51,166         41,764
  Investment in joint venture                             24,052         24,735
                                                      ----------     ----------
    Total liabilities                                    911,143        671,711
                                                      ----------     ----------

Commitments and contingencies                                 --             --
Minority interest in Operating Partnership               142,752        108,551
                                                      ----------     ----------
Stockholders' equity:
Preferred stock, $.01 par value, authorized
  25,000,000 shares,                                          80             --
  8,000,000 shares of 8.98% Series A
  Cumulative Redeemable Preferred Stock issued
  and outstanding (Aggregate liquidation
  preference of $200,000)
Common stock, $.01 par value, authorized 100,000,000
  shares, issued and outstanding 55,656,517 and
  48,116,480 shares                                          557            481
Additional paid-in capital                             1,442,322      1,022,110
Cumulative net income                                    138,168         60,047
Cumulative dividends                                    (163,576)       (83,488)
                                                      ----------     ----------
  Total stockholders' equity                           1,417,551        999,150
                                                      ----------     ----------
  Total liabilities and stockholders' equity          $2,471,446     $1,779,412
                                                      ==========     ==========

 The accompanying notes are an integral part of these consolidated financial statements.

                        BEACON PROPERTIES CORPORATION

                    CONSOLIDATED STATEMENTS OF OPERATIONS




                                                              Three Months Ended                        Nine Months Ended
                                                                 September 30,                            September 30,
                                                       -------------------------------           -------------------------------
                                                           1997               1996                  1997                1996
                                                       -----------         -----------           -----------         -----------
                                                     (Unaudited and in thousands, except per share amounts and shares outstanding)
Revenues:
  Rental income                                        $    83,857         $    37,257           $   218,544         $    97,308
  Management fees                                              866                 731                 2,445               2,248
  Recoveries from tenants                                   11,779               4,219                29,376              11,001
  Mortgage interest income                                   2,561               1,402                 5,320               3,567
  Other income                                               4,233               2,993                10,364               7,585
                                                       -----------         -----------           -----------         -----------
                                                           103,296              46,602               266,049             121,709
                                                       -----------         -----------           -----------         -----------
Expenses:
  Property expenses                                         19,853               9,837                51,169              24,607
  Real estate taxes                                         10,480               4,660                27,960              12,491
  General and administrative                                10,248               4,600                27,959              11,963
  Mortgage interest expense                                 13,650               7,077                36,313              20,739
  Interest - amortization of financing costs                   395                 434                 1,131               1,618
  Depreciation and amortization                             18,944               8,391                50,767              21,737
                                                       -----------         -----------           -----------         -----------
                                                            73,570              34,999               195,299              93,155
                                                       -----------         -----------           -----------         -----------

Income from operations                                      29,726              11,603                70,750              28,554
Equity in net income of joint ventures and
  corporations                                               1,676               1,312                 4,976               3,964
                                                       -----------         -----------           -----------         -----------
Income from continuing operations                           31,402              12,915                75,726              32,518
Discontinued operations - Construction Company
  Loss from operations                                        (790)               (841)               (2,263)             (1,911)
Gain on sale of property                                      ----                ----                16,736                ----
                                                       -----------         -----------           -----------         -----------
Income before minority interest                             30,612              12,074                90,199              30,607
Minority interest in Operating Partnership                  (3,064)             (1,550)               (9,743)             (4,231)
                                                       -----------         -----------           -----------         -----------
Income before extraordinary items                           27,548              10,524                80,456              26,376
Extraordinary items, net of minority interest                 ----                ----                (2,335)             (3,309)
                                                       -----------         -----------           -----------         -----------
Net income                                                  27,548              10,524                78,121              23,067
Income allocated to preferred shareholders                  (4,490)               ----                (5,388)               ----
                                                       -----------         -----------           -----------         -----------
Net income available to common shareholders            $    23,058         $    10,524           $    72,733         $    23,067
                                                       ===========         ===========           ===========         ===========
Net income per common share before
  extraordinary items and after allocation of
  income to preferred shareholders                     $      0.42         $      0.34           $      1.42         $      0.99
Extraordinary items                                           ----                ----                 (0.04)              (0.13)
                                                       -----------         -----------           -----------         -----------
Net income per common share                            $      0.42         $      0.34           $      1.38         $      0.86
                                                       ===========         ===========           ===========         ===========
Weighted average common shares outstanding             $55,468,531          30,571,657            52,612,891          26,659,577
                                                       ===========         ===========           ===========         ===========

 The accompanying notes are an integral part of these consolidated financial statements.

                        BEACON PROPERTIES CORPORATION

                    CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                 Nine Months Ended September 30,
                                                 -------------------------------
                                                        1997           1996
                                                 --------------     ------------
                                                   (Unaudited and in thousands)
Cash flows from operating activities:
Net income                                           $   78,121     $   23,067
                                                     ----------     ----------
Adjustments to reconcile net income
  to net cash provided by operating activities:
    Increase in accrued rent                            (13,894)        (4,144)
    Depreciation, amortization and amortization
      of financing costs                                 51,898         23,355
    Equity in net income of joint ventures
      and corporations                                   (2,713)        (2,053)
    Minority interest in Operating Partnership            9,743          4,231
    Gain on sale of property                            (16,736)           ---
    Extraordinary items                                   2,335          3,309
    Increase in accounts receivable                      (2,082)        (1,780)
    Increase in prepaid expenses and other assets        (1,754)          (415)
    Increase in accounts payable and accrued expenses    14,114         15,484
                                                     ----------     ----------
Total adjustments                                        40,911         37,987
                                                     ----------     ----------
Net cash provided by operating activities               119,032         61,054
                                                     ----------     ----------
Cash flows from investing activities:
    Property additions                                 (574,487)      (501,765)
    Proceeds from sale of property                       72,500            ---
    Payment of deferred leasing costs                    (7,464)        (4,184)
    Increase in prepaid expenses and other assets        (5,806)        (4,000)
    Notes receivable from affiliates                    (33,689)       (16,712)
    Purchase of mortgage notes receivable                   (16)           ---
    Capital distributions from joint ventures             3,732          4,655
    (Decrease) increase in restricted cash                 (609)           360
                                                     ----------     ----------
    Net cash used by investing activities              (545,839)      (521,646)
                                                     ----------     ----------
Cash flows from financing activities:
    Proceeds from issuance of common stock, net
      of costs                                          226,586        316,543
    Proceeds from issuance of preferred stock,
      net of costs                                      193,180            ---
    Payment of deferred financing costs                  (1,606)        (9,267)
    Borrowings on Credit Facility                       468,000        140,000
    Payments on Credit Facility                        (372,000)      (252,500)
    Borrowings on mortgage notes                            ---        593,000
    Payments on mortgage notes                           (1,287)      (278,500)
    Decrease in prepaid expenses and other assets           ---          1,728
    Distributions paid to minority interest in
      Operating Partnership                              (8,659)        (5,271)
    Dividends paid to stockholders                      (80,088)       (35,295)
                                                     ----------     ----------
Net cash provided by financing activities               424,126        470,438
                                                     ----------     ----------
Net (decrease) increase in cash and cash equivalents     (2,681)         9,846
Cash and cash equivalents, beginning of period           36,086          4,501
                                                     ----------     ----------
Cash and cash equivalents, end of period             $   33,405     $   14,347
                                                     ==========     ==========
Supplemental disclosures:
Cash paid during the period of interest              $   35,212     $   18,998
                                                     ==========     ==========
Non cash activities:
Redemption of Operating Partnership units for
  common stock                                       $      ---     $      486
                                                     ==========     ==========
Increase in minority interest as a result of
  acquisition of properties                          $   33,417     $   35,229
                                                     ==========     ==========

Liabilities assumed in connection with
  contributions and acquisitions of properties       $  136,000     $   55,229
                                                     ==========     ==========


 The accompanying notes are an integral part of these consolidated financial statements.

                        BEACON PROPERTIES CORPORATION

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  ________

1.   Organization and Basis of Presentation:

     Organization

     Beacon Properties Corporation was incorporated on March 4, 1994, as a Maryland Corporation, and commenced operations effective with the completion of its Initial Public Offering (the "IPO") on May 26, 1994. Beacon Properties Corporation, together with Beacon Properties, L.P. (the "Operating Partnership") and their subsidiaries (collectively, the "Company") was formed to continue and expand the commercial real estate business of The Beacon Group (the "Predecessor"). The Company qualifies as a real estate investment trust under the Internal Revenue Code of 1986, as amended.

     The Company specializes in property ownership, management, leasing, design and development and currently owns or has an interest in 123 properties totaling approximately 20.7 million square feet (the "Properties").

     Basis of Presentation

     The financial statements of the Company are consolidated and include all the accounts of the Company, its majority owned Operating Partnership and subsidiaries. All significant intercompany balances and transactions have been eliminated.

     The accompanying financial statements are unaudited; however, they have been prepared in accordance with generally accepted accounting principles for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included. The results for the nine months ended September 30, 1997 are not necessarily indicative of the results to be obtained for the full fiscal year. These financial statements should be read in conjunction with the December 31, 1996 audited financial statements and notes thereto of the Company, included in its annual report on Form 10-K (as amended by Form 10-K/A) for the fiscal year ended December 31, 1996. Certain reclassifications have been made to previously reported amounts to conform with current reporting.

                        BEACON PROPERTIES CORPORATION

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  ________

2.   Equity Investments in Real Estate:

     The Company reports its share of income and losses based on its ownership interest in the respective equity investments. Losses in excess of investments are not recorded where the Company has not guaranteed or does not intend to provide any future financial support. The following summarized information has been presented for the property joint ventures and property corporation for which the Company has recorded its share of the earnings for the nine months ended September 30, 1997.


                                            ONE POST     POLK &       75-101
                                         OFFICE SQUARE   TAYLOR   FEDERAL STREET
                                         -------------  --------  --------------
                                                     (in thousands)
Balance sheets at September 30, 1997
Real estate, net                           $ 40,433     $ 89,166     $ 156,033
Cash                                          2,026          552         7,565
Other assets                                 10,495        2,497         2,978
                                           --------     --------     ---------
                                           $ 52,954     $ 92,215     $ 166,576
                                           ========     ========     =========

Mortgage notes payable                     $ 91,821     $    ---     $  90,000
Other liabilities                             1,484          354         2,362
Equity (deficiency)                         (40,351)      91,861        74,214
                                           --------     --------     ---------
                                           $ 52,954     $ 92,215     $ 166,576
                                           ========     ========     =========

Summary of operations for the nine months
ended September 30, 1997
  Revenues                                 $  17,857    $ 17,348     $  21,383
  Other income                                   364         591         1,062
                                           ---------    --------     ---------
    Total revenues                            18,221      17,939        22,445
                                           ---------    --------     ---------
  Operating expenses                           7,302       4,700         9,333
  Mortgage interest expense                    5,086         ---         5,189
  Depreciation and amortization                2,691       2,573         3,630
                                           ---------    --------     ---------
    Total expenses                            15,079       7,273        18,152
                                           ---------    --------     ---------
      Net income                           $   3,142    $ 10,666     $   4,293
                                           ========     ========     =========

Share of properties:
Depreciation and amortization              $     999    $    257     $   1,829
Interest - amortization of financing costs       629         ---            44


                        BEACON PROPERTIES CORPORATION

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   _______

3.   Mortgage Notes Payable:
     On April 30, 1997, in connection with the acquisition of Centerpointe I and II located in Fairfax County, Virginia, the Company assumed $30 million of mortgage debt secured by the properties. The mortgage has a remaining term of 3.9 years, bears interest at 7.32% and requires monthly installments of interest only until December 1, 1999, and principal and interest during the remaining term based on a 25-year amortization schedule.

     On May 23, 1997, in connection with the acquisition of Westbrook Corporate Center located in suburban Chicago, the Company assumed approximately $82 million of million of mortgage debt and borrowed $24 million of additional mortgage debt secured by the properties. The mortgage has a term of ten years, bears interest at 8.00% and requires monthly installments of principal and interest based on a 26-year amortization schedule.

4.   Note Payable, Credit Facility:
     On April 8, 1997, the Company replaced its $300 million secured floating-rate credit facility (the "Credit Facility") with an unsecured facility and decreased the interest rate on the Credit Facility from the Eurodollar rate plus 175 basis points (1.75%) to the Eurodollar rate plus 120 basis points (1.20%). Additionally, on April 30, 1997, the maximum loan amount available under the Credit Facility was increased to $350 million.

     On August 8, 1997, the Company amended the Credit Facility to provide for a competitive bid option and a decrease in the interest rate on the Credit Facility from the Eurodollar rate plus 120 basis points (1.20%) to the Eurodollar rate plus 90 basis points (.90%).

     As a result of the new unsecured Credit Facility, the Company recorded an extraordinary item of $2.3 million, net of minority interest, in connection with the write-off of fees and costs to acquire the prior secured Credit Facility.

5.   Commitments and Contingencies:
     In connection with the acquisition of the Westbrook Corporate Center, the Company has agreed to maintain non-recourse financing assumed from the sellers for a 10 year period and not to sell or otherwise transfer any portion of the property prior to the tenth anniversary of the closing date. If the Company should choose not to maintain the non-recourse provisions of the existing or new debt, or should choose to sell the property, within the 10 year period it shall be required to make payments to the sellers.

                        BEACON PROPERTIES CORPORATION

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   _______

6.   Environmental issue:
     Site assessments at 175 Wyman Street have identified the presence of trichloroethylene and tetrachloroethylene in the groundwater (the "Existing Groundwater Condition"). The chemicals in the groundwater are believed to be associated with former manufacturing use of the Property. Prior to the acquisition of the Property by the Company, the former owner of the Property, Hewlett-Packard Company, reported the Existing Groundwater Condition to the Massachusetts Department of Environmental Protection (the "DEP"). Hewlett-Packard Company sought and obtained approval from DEP of an Immediate Response Action which involves installation of a system to extract and treat contaminated groundwater (the "System"). According to its submissions to DEP, Hewlett-Packard Company is in the process of installing the System. In its purchase and sale agreement with the Company, Hewlett-Packard Company agreed to indemnify the Company against costs of remediating the Existing Groundwater Condition and claims by off-site parties for property damage, personal injury, and natural resource damages related to the Existing Groundwater Condition (the "Indemnity"). Any claim under the Indemnity is subject to the risk that the indemnifying party will lack sufficient assets to satisfy the claim. Moreover, any claim under the Indemnity may be subject to substantial defenses, including but not limited to the defense that the claim was exacerbated by the Company's development or redevelopment of the Property, as to which matters the Company has indemnified Hewlett-Packard Company. However, the Company does not believe that any such liability would have a material adverse effect on its financial condition, results of operations and liquidity.

7.   Pro Forma Results (unaudited):

     The following unaudited pro forma operating results for the Company have been prepared as if the 1996 and 1997 stock offerings and the 1996 and 1997 property acquisitions and dispositions had occurred on January 1, 1996. Unaudited pro forma financial information is presented for informational purposes only and may not be indicative of what the actual results of operations of the Company would have been had the events occurred as of January 1, 1996, nor does it purport to represent the results of operations for future periods.



       Nine Months ended September 30, 1997 and 1996    1997      1996
       ---------------------------------------------    ----      ----
       Revenue                                        $298,085  $274,809

       Income before extraordinary item                 62,639    56,239

       Net income per common share
       before extraordinary item and gain on sale        $1.13     $1.01


                        BEACON PROPERTIES CORPORATION

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                    _______

8.   Agreement and Plan of Merger:

     On September 15, 1997, Equity Office Properties Trust ("EOP"), EOP Operating Limited Partnership, a Delaware limited partnership of which EOP is the managing general partner ("EOP Partnership") and the Company entered into an Agreement and Plan of Merger (the "Merger Agreement").
     The Merger Agreement provides for a merger of the Company with and into EOP (the "Merger") and a merger of the Operating Partnership with and into EOP Partnership or a limited liability EOP or limited partnership wholly owned directly or indirectly by EOP Partnership (the "Partnership Merger" and, together with the Merger, the "Mergers").

     At the effective time of the Mergers, (1) each outstanding share of common stock, $0.01 par value per share, of the Company ("Company Common Shares") will be converted into 1.4063 common shares of beneficial interest, $0.01 par value per share, of EOP ("EOP Common Shares"), with cash in lieu of the issuance of any fractional interests, (ii) each share of 8.98% Series A Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, of the Company ("Company Preferred Shares") will be converted into a 8.98% Series A Cumulative Redeemable Preferred Share, liquidation preference $25.00 per share, of EOP ("EOP Preferred Shares"), and (iii) each common partnership unit of the Operating Partnership (a "Operating Partnership Unit") will be converted into 1.4063 Class A
     Units of EOP Partnership ("EOP OP Units").

     The Mergers are subject to customary closing conditions, including the approval of the Merger by the shareholders of EOP and the Company and the approval of the Partnership Merger, to the extent necessary, by the partners of EOP Partnership and the Operating Partnership. The Company may terminate the Merger Agreement if the average of the closing prices of EOP Common Shares on the New York Stock Exchange for all trading days during the period of twenty (20) consecutive trading days ending on the seventh
     (7th) trading day prior to the date of the special meeting of the shareholders of the Company called to vote upon the Merger is less than $27.39. Subject to certain conditions and limitations, either party may terminate the Merger Agreement if the Merger has not occurred by April 15, 1998.

9.   Subsequent Events:

     On October 1, 1997, the Company signed an additional $200 million term loan agreement with BankBoston which matures in April 1998.

     On October 1, 1997, the Company acquired the Civic Opera Building located in Chicago, Illinois for aggregate consideration of approximately $59.6 million, consisting of assumption of $31.8 million of mortgage debt, approximately $21.1 million in cash and the issuance of $6.7 million of units of limited partnership interest in the Operating Partnership ("Units").

     On October 8, 1997, the Company acquired 200 West Adams located in Chicago, Illinois for aggregate consideration of approximately $72.2 million.

     On October 20, 1997, the Company acquired Lakeside located in Atlanta, Georgia for aggregate consideration of approximately $38.0 million.

     On October 30, 1997, the Company declared a dividend of $.50 per common share payable on November 21, 1997 to stockholders of record on November 7, 1997.

ITEM 7 (a):    FINANCIAL STATEMENTS OF BEACON PROPERTIES CORPORATION AS OF AND
               FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995.

                      REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Beacon Properties Corporation:

We have audited the consolidated balance sheets of Beacon Properties Corporation as of December 31, 1996 and 1995, and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 1996 and 1995 and the period May 26, 1994 to December 31, 1994. We have also audited the combined statement of operations, owners' equity and cash flows of the Predecessor, more fully described in Note 1, for the period January 1, 1994 to May 25, 1994. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Beacon Properties Corporation as of December 31, 1996 and 1995 and the consolidated results of its operations and its cash flows for the years ended December 31, 1996 and 1995 and the period May 26, 1994 to December 31, 1994, and the combined results of operations and cash flows of the Predecessor for the period January 1, 1994 to May 25, 1994 in conformity with generally accepted accounting principles.



Boston, Massachusetts                      /s/ Coopers & Lybrand L.L.P.
January 28, 1997

                        BEACON PROPERTIES CORPORATION
                         CONSOLIDATED BALANCE SHEETS
               (dollars in thousands, except per share amounts)


                                                         December 31,
                                                  -------------------------
                                                      1996          1995
                                                  -----------    ----------
ASSETS:
Real estate:
  Land                                            $   213,858    $   43,077
  Buildings, improvements and equipment             1,477,672       428,065
                                                  -----------    ----------
                                                    1,691,530       471,142
  Less accumulated depreciation                        97,535        66,571
                                                  -----------    ----------
                                                    1,593,995       404,571

Deferred financing and leasing costs, net of
  accumulated amortization of $16,370 and $14,509      17,321         9,486
Cash and cash equivalents                              36,086         4,501
Restricted cash                                         2,599         2,764
Accounts receivable                                    11,609         6,128
Accrued rent                                           13,065         6,493
Prepaid expenses and other assets                       1,093         8,060
Mortgage notes receivable                              51,491        34,778
Investments in and advance to joint ventures
  and corporations                                     52,153        58,016
                                                  -----------    ----------
     Total assets                                 $ 1,779,412    $  534,797
                                                  ===========    ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Mortgage notes payable                              452,212        70,536
  Note payable, Credit Facility                       153,000       130,500
  Accounts payable, accrued expenses and
    other liabilities                                  41,764        14,022
  Investment in joint venture                          24,735        23,955
                                                  -----------    ----------
     Total liabilities                                671,711       239,013
                                                  -----------    ----------
  Commitments and contingencies                            --            --
  Minority interest in Operating Partnership          108,551        36,962
                                                  -----------    ----------
  Stockholders' equity:
  Common stock, $.01 par value, authorized
    100,000,000 shares, issued and
    outstanding 48,116,480 and
    20,215,822 shares                                     481           202
  Additional paid-in capital                        1,022,110       267,727
  Cumulative net income                                60,047        23,715
  Cumulative dividends                                (83,488)      (32,822)
                                                  -----------    ----------
     Total stockholders' equity                       999,150       258,822
                                                  -----------    ----------
     Total liabilities and stockholders' equity   $ 1,779,412    $  534,797
                                                  ===========    ==========

     The accompanying notes are an integral part of these consolidated financial statements.

                        BEACON PROPERTIES CORPORATION
                    CONSOLIDATED STATEMENTS OF OPERATIONS
               (dollars in thousands, except per share amounts)

                                                                  Predecessor
                                                                  -----------
                                               For the Period                      For the Period
                                        Year Ended       Year Ended       May 26, 1994 to     January 1, 1994
                                       Dec. 31, 1996    Dec. 31, 1995    December 31, 1994    to May 25, 1994
                                       -------------    -------------    -----------------    ---------------
Revenues:
  Rental income                          $   147,825      $    71,050        $    25,144          $   5,776
  Management fees                              3,005            2,203                 --              1,521
  Recoveries from tenants                     16,719            9,742              4,488              1,040
  Mortgage interest income                     4,970            2,546                 --                 --
  Other income                                11,272            5,502              2,301                675
                                         -----------      -----------        -----------          ---------
  Total revenues                             183,791           91,043             31,933              9,012
                                         -----------      -----------        -----------          ---------
Expenses:
  Property expenses                           37,211           18,090              7,034              2,086
  Real estate taxes                           18,124           10,217              3,325                595
  General and administrative                  19,331            9,755              3,122              1,399
  Mortgage interest expense                   30,300           15,226              4,992              2,798
  Interest--amortization of
    financing costs                            2,084            1,370                617                373
  Depreciation and amortization               33,184           17,428              6,924              2,385
                                         -----------      -----------        -----------          ---------
  Total expenses                             140,234           72,086             26,014              9,636
                                         -----------      -----------        -----------          ---------
Income (loss) from operations                 43,557           18,957              5,919               (624)
Equity in net income of joint
  ventures and corporations                    4,989            3,234                929                198
                                         -----------      -----------        -----------          ---------
Income (loss) from continuing
  operations                                  48,546           22,191              6,848               (426)
Discontinued
  operations--Construction Company:
  Income (loss) from operations               (2,609)             (12)               477                102
  Loss on sale                                  (249)              --                 --                 --
                                         -----------      -----------        -----------          ---------
Income (loss) before minority
  interest                                    45,688           22,179              7,325               (324)
Minority interest in loss of
  combined partnerships                           --               --                 --                931
Minority interest in Operating
  Partnership                                 (5,988)          (4,119)            (1,670)                --
                                         -----------      -----------        -----------          ---------
Income before extraordinary items             39,700           18,060              5,655                607
Extraordinary items, net of minority
  interest                                    (3,368)              --                 --              8,898
                                         -----------      -----------        -----------          ---------
Net income                               $    36,332      $    18,060        $     5,655          $   9,505
                                         ===========      ===========        ===========          =========
Income before extraordinary items
  per common share                       $      1.32      $      1.09        $       .48                 --
Extraordinary items per common share           (0.11)              --                 --                 --
                                         -----------      -----------        -----------          ---------
Net income per common share              $      1.21      $      1.09        $       .48                 --
                                         ===========      ===========        ===========          =========
Weighted average common shares
  outstanding                             29,932,327       16,525,245         11,816,380                 --
                                         ===========      ===========        ===========         ==========


    The accompanying notes are an integral part of these consolidated financial statements.

                         BEACON PROPERTIES CORPORATION
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
               (dollars in thousands, except per share amounts)

                                                 Stockholders' Equity                     Predecessor
                                           ---------------------------------------------  -----------
                                           Common Stock
                                                            Additional                         Owners'
                                           Shares            Paid-in             Cumulative   Cumulative     Equity
                                           Issued        Amount     Capital      Net Income    Dividends    (Deficit)
                                         ----------      ------------------      ----------   ----------    --------
Balance at December 31, 1993                                                                                $(57,954)
Net income from January 1, 1994
  to May 25, 1994                                                                               9,505
Contributions and other, net of
  distributions from
  January 1, 1994 to May 25, 1994                                                               1,083
Issuance of stock for cash--
  May 26, 1994--
  Initial Offering                       11,117,850     $111      $173,341                         --
Issuance of stock in
  connection with
  purchase of minority
  interests                                 698,530        7        11,868                         --
Charge to reflect carryover of
  historical basis of accounting
  and recognition of minority
  interest in Operating
  Partnership for continuing
  investors                                      --       --       (77,600)                    47,366
Net income from May 26, 1994 to
  December 31, 1994                              --       --            --       $ 5,655           --
Dividends declared ($0.96 per
  share)                                         --       --            --            --     $(11,344)            --
                                         ----------      -----------------      ----------   --------       --------

Balance at December 31, 1994             11,816,380      118       107,609         5,655      (11,344)            --
Issuance of stock                         8,341,050       84       159,236            --           --             --
Issuance of stock under dividend
  reinvestment and share purchase
  plan                                       25,437       --           492            --           --             --
Issuance of stock by exercise of
  options                                    12,367       --           216            --           --             --
Issuance of stock in exchange
  for Operating Partnership unit
  redemptions                                20,588       --           174            --           --             --
Net income                                       --       --            --        18,060           --             --
Dividends declared ($1.24 per
  share)                                         --       --            --            --      (21,478)            --
                                         ----------      -----------------      ----------   --------       --------
Balance at December 31, 1995             20,215,822      202       267,727        23,715      (32,822)            --
Issuance of stock                        27,641,400      276       749,589            --           --             --
Issuance of stock under dividend
  reinvestment and share purchase
  plan                                      101,431        1         2,647            --           --             --
Issuance of stock by exercise of
  options                                    97,827        1         1,662            --           --             --
Issuance of stock in exchange
  for Operating Partnership unit
  redemptions                                60,000        1           485            --           --             --
Net income                                       --       --            --        36,332           --             --
Dividends declared ($1.765 per
  share)                                         --       --            --            --      (50,666)            --
                                         ----------     ------------------    ----------     --------       --------
Balance at December 31, 1996             48,116,480     $481    $1,022,110       $60,047     $(83,488)      $     --
                                         ==========     ==================    ==========     ========       ========

     The accompanying notes are an integral part of these consolidated financial statements.

                        BEACON PROPERTIES CORPORATION
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
               (dollars in thousands, except per share amounts)

                                                                   Predecessor
                                                 For the Period                         For the Period
                                         Year Ended       Year Ended         May 26, 1994 to      January 1, 1994
                                        Dec. 31, 1996   Dec. 31, 1995       December 31, 1994     to May 25, 1994
                                        -------------   -------------       -----------------    ----------------
Cash flows from operating
 activities:
Net income                                 $ 36,332        $ 18,060            $  5,655             $  9,505
                                        -------------   -------------       -----------------    ----------------
Adjustments to reconcile net income
 to net  cash provided by operating
 activities:
Increase in accrued rent                     (6,572)         (3,741)               (915)              (1,181)
Depreciation, amortization and
 interest-- amortization of financing
 costs                                       35,268          18,798               7,541                2,848
Equity in net income of joint
 ventures and corporations                   (2,131)         (3,222)               (469)                (201)
Minority interest in loss of
 combined partnerships                           --              --                  --               (1,519)
Minority interest in Operating
 Partnership                                  5,988           4,119               1,670                   --
Extraordinary items                           3,368              --                  --               (8,898)
Deferred interest                                --              --                  --                  367
Increase in accounts receivable              (5,481)         (1,746)             (3,385)                (376)
(Increase) decrease in prepaid
 expenses and other assets                     (333)            (82)              2,388               (1,940)
Increase (decrease) in accounts
 payable, accrued expenses and
other liabilities                            25,243             332                (107)               1,636
                                        -------------   -------------       -----------------    ----------------
Total adjustments                            55,350          14,458               6,723               (9,264)
                                        -------------   -------------       -----------------    ----------------
Net cash provided by operating activities    91,682          32,518              12,378                  241
                                        -------------   -------------       -----------------    ----------------
Cash flows from investing
 activities:
Property additions                       (1,088,775)        (67,610)           (204,582)                (978)
Payment of deferred leasing costs            (6,157)         (2,646)             (1,010)                (124)
Decrease (increase) in prepaid
 expenses and  other assets                   5,000          (5,000)                 --                   --
Purchase of minority interests                   --              --             (11,688)                  --
Investments in joint ventures                    --              --             (15,802)                  --
Distributions from joint ventures             8,727           3,692               1,637                   --
Investments in and advance to
 corporations                                    --         (41,471)             (5,800)                  --
Cash from contributed assets                     --              --               6,978                   --
Restricted cash from contributed
 assets                                          --              --                 420                   --
Purchase of mortgage notes
 receivable                                 (16,713)        (34,778)                 --                   --
Decrease (increase) in restricted cash          165           2,063              (4,827)                  --
                                        -------------   -------------       -----------------    ----------------
Net cash used by investing activities    (1,097,753)       (145,750)           (234,674)              (1,102)
                                        -------------   -------------       -----------------    ----------------
Cash flows from financing
 activities:
Proceeds from offerings                  $  754,778       $ 160,028           $ 173,452              $    --
Owners' contributions                            --              --                  --                  412
Owners' distributions                            --              --                  --               (4,329)
Borrowings on Credit Facility               468,000         124,700             130,300                   --
Borrowings on mortgage notes                608,000              --                  --                  874
Repayments on Credit Facility              (445,500)       (124,500)                 --                   --
Repayments on mortgage notes               (281,814)        (20,400)            (49,677)                (460)
Advances (repayments of) amounts
 due to affiliates                               --              --              (5,355)               2,800
Payment of deferred financing costs          (9,811)         (2,457)             (2,852)                 (13)
Decrease (increase) in prepaid
 expenses and  other assets                   2,300          (2,300)                 --                   --
Distributions paid to minority interests     (7,631)         (6,230)             (1,858)                  --
Dividends paid to stockholders              (50,666)        (26,205)             (6,617)                  --
                                        -------------   -------------       -----------------    ----------------
Net cash provided (used) by
financing  activities                     1,037,656         102,636             237,393                 (716)
                                        -------------   -------------       -----------------    ----------------
Net increase (decrease) in cash and
 cash equivalents                            31,585         (10,596)             15,097               (1,577)
Cash and cash equivalents, beginning
of period                                     4,501          15,097                  --                6,150
                                        -------------   -------------       -----------------    ----------------
Cash and cash equivalents, end of
 period                                  $   36,086       $   4,501           $  15,097              $ 4,573
                                        =============   =============       =================    ================
Supplemental disclosures:
 Cash paid during the period for
 interest                                $   28,777       $  14,738           $   5,278              $ 2,811
Noncash activities:
Acquisition of interests in properties           --              --              22,721                   --
Increase in minority interest as a
 result of  acquisition of
 interests in properties                     74,226              --               9,200                   --
Liabilities assumed in connection
 with  contributions and
 acquisitions of  properties                 55,529             861              93,518                   --
Dividends declared to stockholders               --              --               4,727                   --
Distributions declared to minority interest      --              --               1,524                   --
Receivable from equity investment               781           1,057                  --                   --
Redemption of Operating Partnership
 units  for common stock                        486             174                  --                   --
Common stock issued in connection
 with  purchase of minority interests            --              --              11,875                   --

     The accompanying notes are an integral part of these consolidated financial statements.

                        BEACON PROPERTIES CORPORATION
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1. Organization, Offerings and Acquisitions:

Beacon Properties Corporation (the "Company") was incorporated on March 4, 1994 as a Maryland corporation, and commenced operations effective with the completion of its initial offering on May 26, 1994. The Company qualifies as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Concurrent with the initial offering, the Company contributed its interests in two properties and the net proceeds of the offering which approximated $173.5 million in exchange for an approximate 78% interest in Beacon Properties, L.P., (the "Operating Partnership"), which became the successor entity to The Beacon Group (the "Predecessor").

The Company was formed to continue and expand the commercial real estate development, construction, acquisition, leasing, design and management business of the Predecessor. Prior to the initial offering, the Predecessor was comprised of interests in 13 office properties and entities which provided design, leasing, development and construction services to each of the properties and unrelated third parties.

During 1995, the Company completed three offerings totaling 8,341,050 shares of common stock. The net proceeds from these offerings totaling $159.3 million were used primarily to retire indebtedness incurred to acquire new properties and to acquire additional properties.

During 1996, the Company completed three offerings totaling 27,641,400 shares of common stock. The net proceeds from these offerings totaling $749.9 million were used primarily to acquire additional properties.

The following schedule summarizes the Company's interest in the properties as a result of its initial and subsequent offerings, and the related acquisition of properties and partnership interests. All properties have been consolidated by the Company and its Predecessor unless otherwise indicated in the notes:


                                                                Date        Rentable      Ownership
                                                            Acquired by     Area in     Interest at    Accounting
                                                            the Company   Square Feet    12/31/96     Method Notes
                                                            -----------   -----------   --------------------------
Properties:
Wellesley Office Park--Buildings 1-8, Wellesley, MA              (A)       623,000        100%             (E)
Crosby Corporate Center, Bedford, MA                             (B)       336,000        100%
South Station, Boston, MA                                        (B)       149,000        100%
175 Federal Street, Boston, MA                                   (B)       203,000        100%             (E)
One Post Office Square, Boston, MA                               (B)       764,000         50%             (D)
Center Plaza, Boston, MA                                         (B)       649,000        100%
Rowes Wharf, Boston, MA                                          (B)       344,000         45%             (F)
150 Federal Street, Boston, MA                                   (B)       530,000        100%
Polk and Taylor Buildings, Arlington, VA                         (B)       890,000         10%             (G)
One Canal Park, Cambridge, MA                               6/10/94        100,000        100%
Westwood Business Centre, Westwood, MA                      6/10/94        160,000        100%
Russia Wharf, Boston, MA                                    8/10/94        315,000        100%
Westlakes Office Park--Buildings 1-3 and 5, Berwyn, PA           (C)       444,000        100%

                                                                Date        Rentable      Ownership
                                                            Acquired by     Area in     Interest at    Accounting
                                                            the Company   Square Feet    12/31/96     Method Notes
                                                            -----------   -----------   --------------------------
75-101 Federal Street, Boston, MA                           9/29/95        812,000         52%             (H)
Two Oliver Street and 147 Milk Street, Boston, MA           10/6/95        271,000        100%
Ten Canal Park, Cambridge, MA                               12/21/95       110,000        100%
Perimeter Center, Atlanta, GA                                2/15/96     3,302,000        100%
1333 H Street, N.W., Washington, D.C.                        8/16/96       239,000        100%
AT&T Plaza, Oak Brook, IL                                    8/16/96       225,000        100%
Tri-State International, Lincolnshire, IL                    8/16/96       548,000        100%
John Marshall I, McLean, VA                                  9/5/96        261,000        100%
E.J. Randolph, McLean, VA                                    9/5/96        165,000        100%
Northridge I, Herndon, VA                                    9/5/96        124,000        100%
1300 North 17th Street, Rosslyn, VA                        10/18/96        373,000        100%
1616 North Fort Myer Drive, Rosslyn, VA                    10/18/96        293,000        100%
New England Executive Park, Burlington, MA                 11/15/96        817,000        100%
The Riverview Building, Cambridge, MA                      11/21/96        263,000        100%
10960 Wilshire Boulevard, Westwood, CA                     11/21/96        544,000        100%
Shoreline Technology Park, Mountain View, CA               12/20/96        727,000        100%
Lake Marriott Business Park, Santa Clara, CA               12/20/96        400,000        100%
Presidents Plaza, Chicago, IL                              12/27/96        791,000        100%
                                                         ----------
                                                         15,772,000
                                                         ==========
Service Entities:
Beacon Construction Company, Inc.                                (B)                       99%             (I)
Beacon Property Management, L.P.                                 (B)                      100%
Beacon Property Management Corporation                           (B)                       99%             (I)
Beacon Design Corporation                                        (B)                       99%             (I)
Beacon Design, L.P.                                              (B)                      100%

(A) Wellesley Building 8 was acquired May 4, 1995. Interests in the remaining Wellesley Buildings were contributed as part of the initial public offering.

(B) Interests in this property or company were contributed or acquired as part of the initial public offering.

(C) Westlakes Buildings 1, 3 and 5 were acquired October 21, 1994. Westlakes Building 2 was acquired July 26, 1995.

(D) The Company is a general partner in the joint venture which owns the property and utilizes the equity method of accounting for its investment.

(E) On October 28, 1994, the Company acquired the remaining interest in the 175 Federal Street and Wellesley 6 Joint Ventures which owned these properties. Prior to the acquisition of the remaining interest, the Company and its Predecessor used the equity method of accounting for its investments.

(F) The Company owns an indirect limited partner interest and utilizes the equity method of accounting for its investment.

(G) The Company owns a 1% general partner interest and a 9% limited partner interest and utilizes the equity method of accounting for its investment.

(H) The Company is a shareholder in the corporation (private REIT) which owns the property and utilizes the equity method of accounting for its investment.

(I) The Company used the cost method of accounting for its investments in these subsidiaries prior to 1995. The Company currently uses the equity method of accounting for its investments. (See Note 2).

2. Summary of Significant Accounting Policies:

Business

     The Company is a self-managed and self-administered real estate investment trust (a "REIT") which currently has interests in a portfolio of 104 Class A office properties and other commercial properties containing approximately 15.8 million rentable square feet located in Boston, Atlanta, Chicago, Los Angeles, Philadelphia, San Francisco, and Washington, D.C.

     The Company also owns and operates commercial real estate development, acquisition, leasing, design and management businesses. The Company manages approximately 2.9 million square feet of commercial and office space owned by third parties in various locations, including Boston, Waltham, and Springfield, Massachusetts and Chicago, Illinois.

Principles of Consolidation

     The accompanying financial statements of the Company have been prepared on a consolidated basis which include all the accounts of the Company, its majority owned Operating Partnership and its subsidiaries. All significant intercompany balances and transactions have been eliminated. The Company's consolidated financial statements reflect the properties acquired at their historical basis of accounting to the extent of the acquisition of interests from the Predecessors' owners who continued on as investors. The remaining interests acquired from the Predecessors' owners have been accounted for as a purchase and the excess of the purchase price over the related historical cost basis was allocated to real estate. The consolidated financial statements of the Company include, along with the contributed properties of the Predecessor, significant acquisitions of properties and ownership interests subsequent to the initial public offering; consequently, the operating results of the Company are not directly comparable to the Predecessor.

     The accompanying financial statements of the Predecessor have been presented on a combined basis which include all of the contributed properties and the management, leasing, and design entities.

Real Estate

     Buildings and improvements are recorded at cost and are depreciated on the straight-line and declining balance methods over their estimated useful lives of nineteen to forty years and fifteen to twenty years, respectively. The cost of buildings and improvements includes the purchase price of the property or interests in property, legal fees, acquisition costs, interest, property taxes and other costs incurred during the period of construction. The Company capitalized interest costs of $1.0 million in 1996, $0.1 million in 1995, and $0 in 1994. In accordance with Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, the Company periodically reviews its properties to determine if its carrying costs will be recovered from future operating cash flows. In cases where the Company does not expect to recover its carrying costs, the Company would recognize an impairment loss. No such losses have been recognized to date.

     Tenant improvements are depreciated over the terms of the related leases. Furniture, fixtures and equipment are depreciated using straight-line and declining balance methods over their expected useful lives of five to seven years.

     Expenditures for maintenance and repairs are charged to operations as incurred. Significant renovations or betterments which extend the economic useful life of the assets are capitalized.

Deferred Financing and Leasing Costs

     Deferred financing costs include fees and costs incurred to obtain long-term financings, and are amortized over the terms of the respective loans on a basis which approximates the interest method. Deferred leasing costs incurred in the successful negotiation of leases, including brokerage, legal and other costs, have been deferred and are being amortized on a straight-line basis over the terms of the respective leases.

Cash and Cash Equivalents

     Cash and cash equivalents consist of highly liquid assets with original maturities of three months or less from the date of purchase. The majority of the Company's cash and cash equivalents are held at major commercial banks. The Company has not experienced any losses to date on its invested cash. The carrying value of the cash and cash equivalents approximate market.

Restricted Cash

     Restricted cash consists of cash held in escrow as required by lenders to satisfy real estate taxes and tenant improvement costs.

Investments in and Advance to Joint Ventures and Corporations

     The Company and Predecessor use the equity method of accounting for their earnings in property joint ventures and corporations which it does not control. Losses in excess of investments are not recorded where the Company or the Predecessor is a limited partner and has not guaranteed nor intends to provide any future financial support to the respective properties.

     The Company utilized the cost method in 1994 for its earnings from service corporations. In 1995, the Company adopted the accounting prescribed in Emerging Issues Task Force Issue 95-6 "Accounting by a Real Estate Investment Trust for an Investment in a Service Corporation" and utilized the equity method for its investment in and earnings of service corporations. The effect of this change on 1994 results was not material and such amounts have been reclassified to conform to the 1995 presentation.

Mortgage Notes Receivable

     Discounts from the principal balance on mortgage notes receivable, net of acquisition costs, are amortized as interest income over the term of the related notes using the effective yield method, based on management's evaluation of the current facts and circumstances and the ultimate ability to collect the principal balance of such notes.

Offering Costs

     Underwriting commissions and offering costs incurred in connection with the initial and subsequent offerings have been reflected as a reduction of additional paid-in capital.

Revenue Recognition

     Base rental income is reported on a straight-line basis over the terms of the respective leases. The impact of the straight-line rent adjustment increased revenues for the Company by $6.6 million, $3.7 million and $0.9 million and increased the Company's equity in net income of property joint ventures and corporations by $0.1 million, $0.2 million and $0.3 million for the years ended December 31, 1996 and 1995 and the period May 26, 1994 to December 31, 1994, respectively. Construction income of the Predecessor was recognized on the percentage-of-completion method on the basis of costs incurred and expected to be incurred. Management fees are recognized when they are earned.

Income Taxes

     The Company has elected to be taxed as a REIT under the Internal Revenue Code commencing with its taxable period ended December 31, 1994. As a result, the Company will generally not be subject to federal income tax on its taxable income at corporate rates to the extent it distributes annually at least 95% of its taxable income to its shareholders and complies with certain other requirements. Accordingly, no provision has been made for federal income taxes in the accompanying consolidated financial statements. Certain subsidiaries are subject to federal and state income tax on their taxable income at regular corporate rates.

     The Predecessor was not a legal entity subject to income taxes. No federal or state income taxes were applicable to the entities that managed and owned the properties; accordingly, none have been provided in the accompanying combined financial statements.

Interest Rate Protection Agreements

     The Company has entered into interest rate protection agreements to reduce the impact of certain changes in interest rates on its variable rate debt. These agreements are accounted for as a hedge. Amounts paid for the agreements are amortized over the lives of the agreements on a basis which approximates the interest method.

Payments under interest rate swap agreements are recognized as adjustments to interest expense when incurred. The Company's policy is to write-off unamortized amounts paid under interest rate protection agreements, when the related debt is paid off or there is a termination of the agreements prior to their maturity. The Company is exposed to credit loss in the event of nonperformance by the other parties to the interest rate protection agreements. However, the Company does not anticipate nonperformance by the counterparties.

Per Share Data

     The assumed exercise of outstanding share options, using the treasury stock method, is not dilutive and, therefore, such amounts are not presented (see Note 9). The income tax status of dividends declared during the years ended December 31, 1996 and 1995 and the period May 26, 1994 to December 31, 1994 are as follows:

                             1996    1995      1994
                             ----    ----      ----
Ordinary income              91%      87%       66%
Return of capital             9%      13%       34%

Risks and Uncertainties

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

Reclassifications

     Certain prior year balances have been reclassed to conform with current year presentation.

3.   Accounts Receivable:

                                             December 31,
                                          -------------------
                                            1996       1995
                                          ---------  --------
Tenants                                   $ 5,072    $2,137
Other                                       4,228     1,006
Affiliates                                  3,683     3,322
Allowance for uncollectible amounts        (1,374)     (337)
                                          ---------  --------
 Total                                    $11,609    $6,128
                                          =========  ========


4.   Mortgage Notes Receivable:

     The Company acquired a fifty percent interest in certain mortgage notes collateralized by property owned by a joint venture in which the Company has an indirect interest. The terms of the notes require interest-only payments at 8.71% quarterly on a principal balance of approximately $63.0 million and are due on April 1, 1999. The term may be extended for up to three years under certain conditions. The Company also has an option to purchase from an affiliate other mortgages collateralized by the same property.

5.   Investments in and Advance to Joint Ventures and Corporations:

     The following is summarized financial information for the property joint ventures and corporation:

                                               December 31,
                                        -------------------------
                                            1996         1995
                                        ------------  ------------
Balance sheets:
 Real estate, net                          $410,207      $419,096
 Other assets                                51,669        55,714
                                        ------------  ------------
 Total assets                              $461,876      $474,810
                                        ============  ============
 Mortgage notes payable                     377,754       380,827
 Loans and notes payable                     72,136        68,606
 Other liabilities                           13,040        14,072
 Partners' and shareholders' equity
  (deficiency)                               (1,054)       11,305
                                        ------------  ------------
 Total liabilities and equity
  (deficiency)                             $461,876      $474,810
                                        ============  ============




                                                      Predecessor
                                                      -----------
                                      May 26, 1994 to Jan. 1, 1994 to
                                      1996       1995      Dec. 31, 1994     May 25, 1994
                                   ----------- --------------------------   ---------------
Summary of operations:
 Rentals                            $117,283    $ 91,048      $ 59,983       $ 38,386
Other income                           3,453       3,861         5,717          2,941
Operating expenses                   (61,086)    (49,472)      (34,688)       (22,632)
Mortgage interest expense            (28,712)    (23,232)      (16,261)       (13,432)
Depreciation and amortization        (18,592)    (14,537)      (11,427)        (8,228)
                                   ----------- --------------------------   ---------------
Net income (loss)                   $ 12,346    $  7,668      $  3,324       $ (2,965)
                                   =========== ==========================   ===============

     A reconciliation of interests in the underlying net assets to the Company's carrying value of property investments in joint ventures and corporation is as follows:

                                                                               December 31,
                                                                          ---------------------
                                                                             1996       1995
                                                                          ----------- ---------
Partners' and shareholders' equity (deficiency), as above                 $(1,054)    $11,305
Deficits of other partners and shareholders                                23,532      13,259
                                                                          ----------- ---------
Company's share of equity                                                  22,478      24,564
Excess of cost of investments over the net book value of underlying net assets, net of amortization and accumulated amortization of $122 and
 $75, respectively                                                          1,310       1,357

                                                                               December 31,
                                                                          ---------------------
                                                                             1996       1995
                                                                          ----------- ---------
                                                                          ----------- ---------
Carrying value of property investments in joint ventures and
 corporation                                                              $23,788     $25,921
                                                                          =========== =========

     The following is summarized financial information for the service corporations:

                                                                               December 31,
                                                                          ---------------------
                                                                             1996       1995
                                                                          ----------- ---------
Balance sheets:
 Equipment, net                                                           $ 1,806     $   715
 Other assets                                                              34,155      29,560
                                                                          -------------------
 Total assets                                                             $35,961     $30,275
                                                                          ===================
 Other liabilities                                                         37,360      27,124
 Shareholders' equity (deficiency)                                         (1,399)      3,151
                                                                          -------------------
 Total liabilities and equity (deficiency)                                $35,961     $30,275
                                                                          ===================


                                                           May 26, 1994 to
                                                          1996        1995        Dec. 31, 1994
                                                      ------------ ------------  ---------------
Summary of operations:
 Construction income                                    $ 140,903    $  108,913    $ 52,429
 Consulting and management fees                             2,537         7,576       4,848
 Interest and other income                                    266           383         184
 Construction, consulting and management fee  costs      (141,167)     (110,835)    (52,388)
 General and administrative expense                        (5,121)       (4,880)     (3,564)
 Depreciation and amortization                               (584)         (336)       (186)
 Minority interest in net income of joint venture             (52)         (130)        (90)
 Interest expense to stockholder                               --          (650)         --
                                                      ------------ ------------  ---------------
 Net income (loss)                                      $  (3,218)   $       41    $  1,233
                                                      ============ ============  ===============

     A reconciliation of the underlying net assets to the Company's carrying value of investments in and advance to service corporations is as follows:

                                                     December 31,
                                                --------------------
                                                   1996       1995
                                                ---------   --------
Shareholders' equity (deficiency), as above     $ (1,399)   $  3,151
Less equity (deficiency) of other shareholders       (29)         11
                                                ---------   --------
Company's share of equity (deficiency)            (1,370)      3,140
Advance                                            5,000       5,000
                                                ---------   --------
Carrying value of investments in and advance
 to service corporations                           3,630       8,140
Carrying value of property investments in
 joint ventures and corporation, as above         23,788      25,921
                                                ---------   --------
 Total                                          $ 27,418    $ 34,061
                                                =========   ========
Per consolidated balance sheet:
Investments in and advance to joint ventures
 and corporations                               $ 52,153    $ 58,016
Investment in joint venture                      (24,735)    (23,955)
                                                ---------   --------
 Total                                          $ 27,418    $ 34,061
                                                =========   ========

6. Mortgage Notes Payable:

     The mortgage notes payable, collateralized by the certain properties and assignment of leases, are as follows:


                                                December 31,
                                             ------------------
                                               1996      1995
                                            ---------  --------
Mortgage notes with fixed interest at:
8.00% maturing July 1, 1998                 $ 12,970   $13,236
6.67% maturing November 1, 1998               56,920    57,300
7.23% maturing February 1, 2003               55,000        --
7.23% maturing March 1, 2003                  60,000        --
7.08% maturing March 31, 2006                218,000        --
8.19% maturing January 1, 2007                15,000        --
8.19% maturing January 1, 2007                13,600        --
8.38% maturing December 1, 2008               20,722        --
                                            ---------  --------
Total mortgage notes payable                $452,212   $70,536
                                            =========  ========

     The Company's restricted cash consists of cash required by these mortgages to be held in escrow for capital expenditures and/or real estate taxes.

     Scheduled maturities of mortgage notes payable are as follows:


          1997           $ 2,127
          1998            72,611
          1999             6,602
          2000             7,608
          2001             8,171
          Thereafter     355,093
                        --------
          Total         $452,212
                        ========

     The Company computes the fair value of its mortgage notes payable based upon the discounted cash flows at a discount rate that approximates the Company's effective borrowing rate and the Company has determined that the fair value of its mortgage notes approximates their carrying value.

     In March 1996, the Company repaid a debt and recorded an extraordinary item of $1.9 million, net of minority interest, in connection with the write-off of fees and costs to acquire the debt. The extraordinary item during the period January 1, 1994 through May 25, 1994 represents the gains resulting from the settlement of certain mortgage notes payable. As the prepayments were a condition to transfering the assets to the Company, these items were recorded by the Predecessor entity.

7. Note Payable, Credit Facility:

     The Company has a three-year, $300 million revolving credit facility (the "Credit Facility"). The Credit Facility matures in June 1999 and is secured by cross-collateralized mortgages and assignment of rents on certain properties.

     Outstanding balances under the Credit Facility bear interest, at the Company's option, at either (i) the higher of (x) Bank of Boston's base interest rate and (y) one-half of one percent (1/2%) above the overnight federal funds effective rate or (ii) the Eurodollar rate plus 175 basis points (1.75%). The Company has an interest rate protection agreement through May 1997 with respect to $135 million of the Credit Facility, which provides for offsetting payments to the Company in the event that 90-day LIBOR exceeds 9.47% per annum. Effective May 1997 through May 1999, the Company has an interest rate protection agreement with respect to $137.5 million of the Credit Facility, which provides for offsetting payments to the Company in the event that 90-day LIBOR exceeds 8.75% per annum. This interest rate protection arrangement may be applied during any four quarters in the period from May 1997 to May 1999.

     The outstanding balance of the Credit Facility at December 31, 1996 was $153.0 million. The weighted average amount outstanding during the years ended December 31, 1996 and 1995 and the period May 26, 1994 to December 31, 1994 was $42.3 million, $99.7 million and $50.4 million, respectively. The weighted average interest rate on amounts outstanding during the years ended
December 31, 1996 and 1995 and the period May 26, 1994 to December 31, 1994 was approximately 7.78%, 8.25% and 7.57%, respectively. The applicable interest rate under the Credit Facility at December 31, 1996 was 8.25%.

     Based upon the Credit Facility's variable interest rate and the Company's determination of the fair value of its interest rate agreement based upon the quoted market prices of similar instruments, the Company has determined that the fair value of these instruments approximate their carrying value.

     As a result of the substantial modification of the terms of the Credit Facility in June 1996, the Company recorded an extraordinary item of $1.5 million, net of minority interest, in connection with the write-off of fees and costs relating to the prior Credit Facility.

8. Accounts Payable, Accrued Expenses and Other Liabilities:



                                              December 31,
                                            -------------------
                                               1996      1995
                                            --------- ---------
Accounts payable and accrued expenses       $29,904   $ 8,092
Deferred liability                            4,912     1,164
Affiliates                                    1,258     2,952
Other liabilities                               504       647
Security deposits                             5,186     1,167
                                            --------- ---------
 Total                                      $41,764   $14,022
                                            ========= =========

9. Stockholders' Equity:

Stock Option Plans

     During 1994, the Company adopted the 1994 Stock Option Plan, which initially reserved 1,102,080 shares of common stock. In May, 1996 the 1994 Stock Option Plan was amended to reserve an additional 1,621,485 shares of common stock. The 1994 Stock Option Plan is administered by the Compensation Committee of the Board of Directors (the "Committee") and officers and certain other employees of the Company are eligible to participate. Non-employee Directors of the Company are eligible to receive stock options under the 1994 Stock Option Plan on a limited basis.

     The 1994 Stock Option Plan authorizes (i) the grant of stock options that qualify as incentive stock options under Section 422 of the Code ("ISOs"), (ii) the grant of stock options that do not so qualify ("NQSOs"), (iii) the grant of stock options in lieu of cash for Directors' fees and employee bonuses, (iv) grants of shares of common stock contingent on the attainment of performance goals or subject to other restrictions, and (v) grants of shares of common stock in lieu of cash compensation. The exercise price of stock options will be determined by the Committee, but may not be less than 100% of the fair market value of the shares of Common Stock on the date of grant in the case of ISOs. However, in the case of grants of NQSOs granted in lieu of cash for Directors' fees and employee bonuses, the exercise price may not be less than 50% of the fair market value of the shares of common stock on the date of grant. NQSOs granted under the 1994 Stock Option Plan may, if approved by the Committee, accrue annually a dividend equivalent right which will entitle the option-holder to receive additional shares of common stock upon the exercise of the option. The Company has reserved 29,425 shares of common stock for issuance under the 1994 Stock Option Plan. Options issued vest at such time or times as determined by the committee except for options issued to independent directors which vest on the date of grant. All options have a term of ten years from the grant date.

     In October 1996, the Company adopted the 1996 Stock Option Plan (the "1996 Plan"), which provides for the granting of options to purchase up to an aggregate of 750,000 shares of common stock to all employees other than the senior executive officers of the Company. The Company has reserved 168,500 shares of common stock for issuance under the 1996 Option Plan. The term of each option is fixed by the Committee. The Committee also determines at what time or times each option becomes vested and exercisable and, subject to the terms of the Plan, the period of time, if any, after death, disability, or termination of employment during which options may be exercised. The Committee may accelerate the exercisability of any option at any time.

     Changes in options outstanding under the 1994 and 1996 plans during the period were as follows:


                                           Option Price
                                           ------------
                                     Number
                                   Of Shares        Per Share
                                  Under Option       Average
                                  ------------      ---------
Granted at Initial Offering          630,250        $17.00
Granted May-December 1994             27,500         18.16
Canceled May-December 1994           (15,750)        17.00
                                  ------------      ---------
Shares under Option at
 December 31, 1994                   642,000         17.05
Exercised--1995                      (12,367)        17.46
Granted--1995                        414,000         20.14
Canceled--1995                        (9,662)        17.00
                                  ------------      ---------
Shares under Option at
 December 31, 1995                 1,033,971         18.28
Exercised--1996                      (97,827)        17.00
Granted--1996                      2,236,550         28.72
Canceled--1996                        (7,248)        19.16
                                  ------------      ---------
Shares under option at
 December 31, 1996                 3,165,446         25.69
                                  ============      =========
Options available for grant at
 beginning of year                    55,826            --
Options available for grant at
 end of year                         197,925            --

     The Company applies Accounting Principles Board Opinion No. 25 and related Interpretations in accounting for its plans. Financial Accounting Standards Board Statement No. 123 "Accounting for Stock-Based Compensation" ("SFAS 123") was issued in 1995 and, if fully adopted, changes the methods for recognition of cost on plans similar to those of the Company. Adoption of SFAS 123 is optional; however, had compensation cost for the Company's 1996 grants for stock-based compensation plans been determined consistent with SFAS 123, the Company's net income, net income applicable to common shareholders, and net income per common share would approximate the pro forma amounts below:


                                       1996      1995
                                     ------------------
Net income:
     As reported                     $36,332    $18,060
     Pro forma (unaudited)            35,530     18,007

Net income per common share:
     As reported                        1.21       1.09
     Pro forma (unaudited)              1.19       1.09



     The effects of applying SFAS 123 in this pro forma disclosure are not indicative of future amounts. SFAS 123 does not apply to awards prior to 1995, and additional awards in future years are anticipated.

The fair value of each option granted under SFAS 123, estimated on the date of grant using the Black-Scholes option-pricing model, is $3.38 for 1996 and $2.04 for 1995. The following table presents the annualized weighted- average values of the significant assumptions used to estimate the fair values of the options:

                              1996     1995
                            -------   -------
Risk-free interest rate      6.22%     5.45%
Expected life in years        6.0       6.0
Expected volatility          16.6%     16.1%
Expected dividend yield       6.0%      6.0%


     The following table summarizes information about options outstanding at December 31, 1996:


              Options Outstanding                           Options Exercisable
------------------------------------------------   ------------------------------------------
                                  Weighted           Weighted             Weighted
                     Number            Average          Average      Number         Average
Range of              Outstanding        Remaining         Exercise   Exercisable     Exercise
Exercise Prices        at 12/31/96       Contractual Life    Price    at 12/31/96      Price
-------------------  --------------  ---------------------------------------------  ------------
$12.0625 - $15.0000        2,614           9.48         $13.4150       2,576         $ 13.4230
 17.0000 -  17.0000      497,396           7.38          17.0000     300,998           17.0000
 17.1875 -  18.3125       22,936           7.54          18.1680      20,437           18.1580
 20.1250 -  20.1250      395,000           8.92          20.1250     136,685           20.1250
 20.3750 -  25.8750      426,000           9.28          24.9049      26,000           22.4807
 26.0000 -  26.7500       35,000           9.49          26.2142      15,000           26.0000
 29.6250 -  29.6250    1,779,500           9.85          29.6250           0            0.0000
 31.0000 -  31.0000        1,000           9.89          31.0000           0            0.0000
 31.5000 -  31.5000        1,000           9.90          31.5000           0            0.0000
 32.2500 -  32.2500        5,000           9.94          32.2500           0            0.0000
-------------------  --------------  ---------------------------------------------  ------------
 12.0625 -  32.2500    3,165,446           9.25         $25.6915     501,696          $18.4333
===================  ==============  =============================================  ============

Stock Purchase Plan

     In 1995, the Company instituted a dividend reinvestment and stock purchase plan for holders of the Company's stock. The plan permits shareholders to automatically reinvest their cash dividends or invest limited amounts of cash payments in newly issued shares or open market purchases of the Company's common stock. At December 31, 1996 and 1995, there were 373,132 and 474,563 shares reserved for issuance under the dividend reinvestment and stock purchase plan.

10.  Transactions with Affiliates:


                                                              Predecessor
                                                              -----------
                                                 May 26, 1994 to  Jan. 1, 1994 to
                                         1996     1995    Dec. 31, 1994    May 25, 1994
                                       -------- -------- ---------------  ---------------
Management, design and construction
 fees and interest income               $9,176    $ 5,640                    $1,809
Administrative salaries and expenses        --         --                       469
Construction costs                       8,352     11,108         $241           --

     In 1995, the Company entered into an agreement to lease its corporate offices from a joint venture in which the Company has an indirect interest. It previously subleased corporate office space from another affiliate. Rental expense related to these arrangements was $1.3 million, $0.3 million and $0.1 million for the years ended December 31, 1996 and 1995 and the period from May 26, 1994 to December 31, 1994, respectively.

     Future minimum rental payments at December 31, 1996 for the Company's corporate offices are $1.3 million for 1997, $1.4 million for 1998 through 2001, and $1.0 million for 2002.

11. Minority Interests:

Minority Interest in Operating Partnership

     Minority interest in the Operating Partnership relates to the portion which is not owned by the Company and, at December 31, 1996, amounted to 11.5%.

     In conjunction with the formation of the Company persons contributing interests in properties to the Operating Partnership elected to receive either common stock of the Company or interests in the Operating Partnership ("Units"). Each Unit may be redeemed for cash equal to the fair market value of a share of common stock at the time of redemption or, at the option of the Company, one share of common stock. When a unitholder redeems a Unit for a share of common stock or cash, minority interest is reduced and the Company's investment in the Operating Partnership is increased. At December 31, 1996 and 1995, 6,273,928 and 3,788,549 units were outstanding, respectively.

Minority Interest in Combined Partnerships

     This amount presented in the financial statements of the Predecessor represents the losses of the properties in excess of capital of owners, who will continue to hold their respective economic interest in the combined partnerships, and are capable of funding their share of future capital calls.

12. Commitments and Contingencies:

Pension Plan

     The Company participates in a defined-benefit pension plan with some of its affiliates. This plan covers substantially all full-time non-union employees. The Company's portion of pension expense for the years ended December 31, 1996 and 1995 and the period May 26, 1994 to December 31, 1994 was $0.2 million, $0.1 million, and $0.1 million, respectively. The Predecessor's comparable allocated portion of pension expense amounted to $0.1 million for the period January 1, 1994 to May 25, 1994.

401K Plan

     The eligible employees of the Company participate in a contributory savings plan with some of its affiliates. Under the plan, the Company may match contributions made by eligible employees based on a percentage of the employee's salary. The Company matches 25% of contributions up to 3% of such employee's salary (up to $30,000). The matching amount may be changed from time to time by the Board of Directors. Expenses under this Plan for 1995, 1994 and 1993 were not material.

Contingencies

     The Company is subject to various legal proceedings and claims that arose in the ordinary course of business. These matters are generally covered by insurance. Management believes that the final outcome of such matters will not have a material adverse effect on the financial position, results of operations or liquidity of the Company.

Lease

     The South Station property is subject to a ground lease expiring in 2024. The lease provides for two 15-year extension options. Under certain conditions, the lessor reserves the right to terminate the lease at the end of the initial term or at the end of the first extension period and pay the lessee an amount based on a formula payment of fair value. The minimum rents in connection with the lease are substantially based on percentage rent until 1997. The Company is obligated to provide loans to the lessor under certain conditions subject to a maximum of $0.9 million. As of December 31, 1996, no such loans were outstanding.

Environmental

     A former tenant of Crosby Corporate Center has agreed to perform the necessary investigation and cleanup actions regarding remediation of possible contamination, bear all costs associated with such cleanup activities and indemnify the Company for any costs or damages it incurs in connection with such contamination. As the owner of the property, however, the Company could be held liable for the costs of such activities if the former tenant fails to undertake such actions.

     As a lessee of certain property, the Company has received an indemnity from the owner to the extent the Company is assessed costs relating to environmental cleanup.

     Site assessments at the New England Executive Park have identified contamination in the groundwater at a monitoring well which flows into an aquifer, which supplies drinking water to the Town of Burlington. The Town of Burlington has allocated funds for, and is in the process of constructing, a groundwater treatment facility at its drinking water supply that draws from the subject aquifer. The Company has been advised that such treatment facility has the capacity to treat any contaminants which may be derived from the groundwater passing beneath the New England Executive Park.

     Based on site assessments performed at The Riverview Building which have identified the presence of oil that slightly exceeds the concentration that requires reporting to the Massachusetts Department of Environmental Protection, an environmental consultant has advised the Company that applicable regulatory requirements can be satisfied without the need to perform any remediation at the property.

     In connection with the acquisition of the John Marshall land, the sellers have reported the findings of contamination to the Virginia Department of Environmental Quality and have retained an environmental consultant to prepare a remediation plan. Units valued at approximately $1.0 million were escrowed from the purchase price to be released to the seller upon performance of remediation pursuant to a remediation plan approved by the Company. The escrow further provides that the Company may receive some or all of the remaining escrowed Units upon certain conditions.

     The Company does not believe that any costs, if incurred, in connection with these environmental matters would have a material adverse effect on the financial position, results of operations, or liquidity of the Company.

Other

     The Company guarantees the surety bonds of an affiliate in an amount up to $5.0 million.

     The Company has an obligation to pay $17.0 million in connection with the acquisition of real estate upon the achievement of conditions regarding occupancy or rental income levels.

     In connection with the acquisition of the John Marshall I, E. J. Randolph and Northridge I properties, the Company has agreed to maintain the non-recourse financing assumed from the sellers for a five year period and not to dispose of the property for a seven year period. If the Company should choose not to maintain the non-recourse provisions of the existing or new debt, or sell the properties, within these respective time periods it shall be required to make payments to the sellers of approximately $6.0 million in 1997, reducing ratably to zero through 2003.

13. Segment Information:

     The Predecessor operated principally in three segments: rental operations, property management, and construction. Revenues for the management segment include management revenues earned from the rental operations segment which are subsequently eliminated in consolidation.

     Income (loss) from operations consists of total revenues less total expenses excluding the effects of the following items: equity in net income
(loss) of joint ventures, minority interest in loss of combined partnerships and extraordinary gain.

                                  Rental    Management   Construction    Elimination     Total
                                 ---------------------  --------------  -------------- ----------
                                                January 1, 1994--May 25, 1994

Revenues                          $ 7,610     $1,766         $24,238         $(364)       $33,250
Income (Loss) from Operations      (1,848)     1,260             102           (36)          (522)
Identifiable Assets                63,335        283          14,141          (289)        77,470

                                  Rental    Management   Construction    Elimination     Total
                                 ---------------------  --------------  -------------- ----------
                                                January 1, 1994--May 25, 1994
Depreciation and Amortization       2,383          2              91            --          2,476
Capital Expenditures                  837         --             141            --            978

14.  Future Minimum Rents:

     Future minimum rentals to be received under noncancelable tenant leases in effect at December 31, 1996 are as follows:

1997        $  188,032
1998           175,732
1999           170,086
2000           143,288
2001           113,718
Thereafter     370,698
            ----------
Total       $1,161,554
            ==========

15.  Geographic Concentration:

     The Company owns properties with a total cost at December 31, 1996 as follows:


Downtown Boston            $  284,574
Suburban Boston               279,987
Suburban Atlanta              343,014
Suburban Philadelphia          59,018
Suburban Virginia             178,166
Suburban Los Angeles          133,307
Suburban San Francisco        184,207
Suburban Chicago              175,819
Downtown Washington            53,438
                           ----------
Total                      $1,691,530
                           ==========

16.  Selected Quarterly Financial Information: (unaudited)

     The following schedule is a summary of the quarterly results of operations for the years ended December 31, 1996 and 1995 and the period May 26, 1994 to December 31, 1994:

                                                  First      Second     Third     Fourth
                                                 Quarter    Quarter    Quarter    Quarter     Total
                                               ---------  ---------   ---------  --------- -----------
                                                           Year Ended December 31, 1996
Revenue                                         $  33,668  $  41,438   $  46,602   $  62,082   $ 183,791
Income from continuing operations                   6,899     10,053      11,603      15,002      43,557
Discontinued operations--Construction Company:
 Loss from operations                                (407)      (663)       (841)       (698)     (2,609)
 Loss on sale                                          --         --          --        (249)       (249)
Extraordinary items, net of minority interest      (1,726)    (1,642)         --          --      (3,368)
Net income                                          4,994      7,550      10,524      13,265      36,332

                                                  First      Second     Third     Fourth
                                                 Quarter    Quarter    Quarter    Quarter     Total
                                               ---------  ---------   ---------  --------- -----------
                                                           Year Ended December 31, 1996
Net income per common share                          0.23       0.28        0.34        0.34        1.21

                                                  First      Second     Third     Fourth
                                                 Quarter    Quarter    Quarter    Quarter     Total
                                               ---------  ---------   ---------  --------- -----------
                                                           Year Ended December 31, 1995
Revenue                                         $20,801    $22,124     $23,595     $24,523     $ 91,043
Income from continuing operations                 3,498      4,620       5,510       5,329       18,957
Discontinued operations--Construction
 Company:
 Loss from operations                                --         --         (12)         --          (12)
Net income                                        3,081      4,151       5,088       5,740       18,060
Net income per common share                        0.25       0.26        0.29        0.28         1.09

                                                             Second     Third     Fourth
                                                            Quarter    Quarter    Quarter     Total
                                                           ---------   ---------  --------- -----------
                                                                May 26, 1994--December 31, 1994
Revenue                                                     $  3,997    $ 11,387   $ 16,549   $ 31,933
Income from continuing operations                                784       1,578      3,557      5,919
Discontinued operations--Construction Company:
 Income from operations                                           42         165        270        477
Net income                                                       826       1,826      3,003      5,655
Net income per common share                                     0.07        0.15       0.26       0.48

17.  Pro Forma Results: (unaudited)

     The following unaudited pro forma operating results for the Company have been prepared as if capital contributions and property acquisitions during 1995 and 1996 had occurred on January 1, 1995. Unaudited pro forma financial information is presented for informational purposes only and may not be indicative of what the actual results of operations of the Company would have been had the events occurred as of January 1, 1995, nor does it purport to represent the results of operations for future periods. Pro forma results have not been presented for 1994 as the Company operations did not commence until May 26, 1994.


                                            December 31,
                                      ---------------------
                                         1996       1995
                                      --------- -----------
Revenues                              $299,147    $266,882
Income before extraordinary items       74,845      69,894
Net income                              71,416      69,894
Net income per common share               1.48        1.45

18.  Discontinued Operations:

     On December 31, 1996, certain assets of the Construction Company were sold. These assets included fixed assets, general construction contracts in progress, and the receivables and payables related to these contracts. All employees were transferred to the buyer who is expected to complete all outstanding construction work for projects not purchased as part of the sale.

19.  Subsequent Events:

Declaration of Dividend

     On January 28, 1997, the Company declared a quarterly dividend of $0.4625 per common share, payable on February 28, 1997 to shareholders of record on February 10, 1997.

     REPORT OF INDEPENDENT ACCOUNTANTS ON FINANCIAL STATEMENT SCHEDULES

To the Board of Directors and Stockholders of Beacon Properties Corporation:

Our report on the consolidated financial statements of Beacon Properties Corporation is included on page F-1 of this Form 10-K. In connection with our audits of such financial statements, we have also audited the related financial statement schedules listed in the Item 14(a) of this Form 10-K.

In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.


Boston, Massachusetts                             /s/ Coopers & Lybrand L.L.P.
January 28, 1997

                                 Schedule III
                        BEACON PROPERTIES CORPORATION
                   REAL ESTATE AND ACCUMULATED DEPRECIATION
                              December 31, 1996
                            (dollars in thousands)

                                                                         Initial Cost
                                                                        -------------
                                                                        Buildings and
Description                                                     Encumbrances     Land      Improvements
-----------                                                     ------------   ---------   -------------
Commercial Property:
Wellesley Office Park--Buildings 1-8--Wellesley, MA             $ 55,000       $  9,110    $   75,829
Crosby Corporate Center--Bedford, MA                                  --(1)         978        10,478
South Station--Boston, MA                                             --             --        21,487
175 Federal St.--Boston, MA                                       12,970          1,404        24,505
Center Plaza--Boston, MA                                          60,000          7,301        65,712
150 Federal St.--Boston, MA                                       56,920(2)      11,265       101,280
One Canal Park--Cambridge, MA                                         --(1)         931         8,444
Ten Canal Park--Cambridge, MA                                         --(1)       1,179        10,609
Two Oliver Street--Boston, MA                                         --(1)       1,796        16,166
Westwood Business Centre--Westwood, MA                                --(1)       1,159        10,498
Russia Wharf--Boston, MA                                              --(1)       1,442        12,974
Westlakes Office Park--Buildings 1, 2, 3 and 5--Berwyn, PA            --(1)       6,335        46,267
Perimeter Center--Atlanta, GA                                    218,000         46,438       292,305
AT&T Plaza--Oak Brook, IL                                             --(1)       3,510        31,587
Tri-State International--Lincolnshire, IL                             --(1)       6,222        55,999
1333H Street, N.W.--Washington, D.C.                                  --(1)       5,337        48,033
E.J. Randolph--McLean, VA                                         15,000          3,590        19,520
John Marshall I--McLean, VA                                       20,722          5,996        27,991
Northridge I--Herndon, VA                                         13,600          1,911        19,264
1300 North 17th Street--Rosslyn, VA                                   --(1)       8,007        46,758
1616 North Fort Myer Drive--Rosslyn, VA                               --(1)       6,156        38,651
New England Executive Park--Burlington, MA                            --(1)       7,067        68,259
10960 Wilshire Boulevard--Westwood, CA                                --         11,200       122,039
The Riverview Building--Cambridge, MA                                 --          4,513        40,616
Shoreline Technology Park--Mountain View, CA                          --         39,547       101,444
Lake Marriott Business Park--Santa Clara, CA                          --         12,032        31,128
Presidents Plaza--Chicago, IL                                         --          7,750        69,752
                                                                --------       --------    ----------
                                                                $452,212       $212,176    $1,417,595
                                                                ========       ========    ==========


Cost Capitalized

                                                   Subsequent                   Gross Amount at Which
                                                  to Acquisition              Carried at Close of Period
                                                  --------------              --------------------------
                                                    Buildings                         Buildings
                                                      and                                and
Description                                    Land           Improvements       Land       Improvements      Total
-----------                                  --------       --------------      -------     ------------     -------
Commercial Property:
Wellesley Office Park--Buildings 1-8--
 Wellesley, MA                                    --        $12,866             $ 9,110       $88,695        $   97,805
Crosby Corporate Center--Bedford, MA          $1,505         14,880               2,483        25,358            27,841
South Station--Boston, MA                         --            861                  --        22,348            22,348
175 Federal St.--Boston, MA                       --          3,196               1,404        27,701            29,105
Center Plaza--Boston, MA                          --          8,810               7,301        74,522            81,823
150 Federal St.--Boston, MA                       --          1,326              11,265       102,606           113,871
One Canal Park--Cambridge, MA                     --            139                 931         8,583             9,514
Ten Canal Park--Cambridge, MA                     --            135               1,179        10,744            11,923
Two Oliver Street--Boston, MA                     --          1,376               1,796        17,542            19,338
Westwood Business Centre--Westwood, MA            --            674               1,159        11,172            12,331
Russia Wharf--Boston, MA                         177          3,496               1,619        16,470            18,089
Westlakes Office Park--Buildings 1, 2, 3
 and 5--Berwyn, PA                                --          6,416               6,335        52,683            59,018
Perimeter Center--Atlanta, GA                     --          4,271              46,438       296,576           343,014
AT&T Plaza--Oak Brook, IL                         --             18               3,510        31,605            35,115
Tri-State International--Lincolnshire, IL         --            950               6,222        56,949            63,171
1333H Street, N.W.--Washington, D.C.              --             68               5,337        48,101            53,438
E.J. Randolph--McLean, VA                         --             36               3,590        19,556            23,146
John Marshall I--McLean, VA                       --            147               5,996        28,138            34,134
Northridge I--Herndon, VA                         --             41               1,911        19,305            21,216
1300 North 17th Street--Rosslyn, VA               --             11               8,007        46,769            54,776
1616 North Fort Myer Drive--Rosslyn, VA           --             87               6,156        38,738            44,894
New England Executive Park--Burlington, MA        --             64               7,067        68,323            75,390
10960 Wilshire Boulevard--Westwood, CA            --             68              11,200       122,107           133,307
The Riverview Building--Cambridge, MA             --             54               4,513        40,670            45,183
Shoreline Technology Park--Mountain View, CA      --             49              39,547       101,493           141,040
Lake Marriott Business Park--Santa Clara, CA      --              7              12,032        31,135            43,167
Presidents Plaza--Chicago, IL                     --             31               7,750        69,783            77,533
                                             --------       --------------     --------    ------------      ----------
                                              $1,682        $60,077            $213,858    $1,477,672        $1,691,530
                                             ========       ==============     ========    ============      ==========


                                                                                      Life on Which
                                                                                      Depreciation
                                                                                        in Latest
                                                        Date of                          Income
                                             Accumulated    Construction/          Date          Statements
Description                                  Depreciation     Renovation         Acquired        is Computed
-----------                                --------------- ---------------   ---------------   ---------------
Commercial Property:
Wellesley Office Park--Buildings 1-8--
 Wellesley, MA                                  $33,913        1963-1984        1994/1995              (3)
Crosby Corporate Center--Bedford, MA              6,702             1981          5/26/94              (3)
South Station--Boston, MA                        13,434             1988          5/26/94              (3)
175 Federal St.--Boston, MA                       7,258             1977         10/28/94              (3)
Center Plaza--Boston, MA                          5,884        1966-1969         12/01/94              (3)
150 Federal St.--Boston, MA                       8,961             1988          5/26/94              (3)
One Canal Park--Cambridge, MA                       770             1987          6/10/94              (3)
Ten Canal Park--Cambridge, MA                       386             1987         12/20/95              (3)
Two Oliver Street--Boston, MA                       783        1982-1988         10/06/95              (3)
Westwood Business Centre--Westwood, MA            1,083             1985          6/10/94              (3)
Russia Wharf--Boston, MA                          1,453        1978-1982          8/10/94              (3)
Westlakes Office Park--Buildings 1, 2, 3
 and 5--Berwyn, PA                                3,931        1988-1990      7/95 & 10/94             (3)
Perimeter Center--Atlanta, GA                     8,822        1970-1989           2/15/96             (3)
AT&T Plaza--Oak Brook, IL                           395             1984            8/16/96            (3)
Tri-State International--Lincolnshire, IL           710             1986            8/16/96            (3)
1333H Street, N.W.--Washington, D.C.                601             1984            8/16/96            (3)
E.J. Randolph--McLean, VA                           217             1983            9/05/96            (3)
John Marshall I--McLean, VA                         306             1981            9/05/96            (3)
Northridge I--Herndon, VA                           214             1988            9/05/96            (3)
1300 North 17th Street--Rosslyn, VA                 325             1980            10/18/96           (3)
1616 North Fort Myer Drive--Rosslyn, VA             271             1974            10/18/96           (3)
New England Executive Park--Burlington, MA          291        1970-1985            11/15/96           (3)
10960 Wilshire Boulevard--Westwood, CA              439        1971-1992            11/21/96           (3)
The Riverview Building--Cambridge, MA               170        1985-1986            11/21/96           (3)
Shoreline Technology Park--Mountain View, CA        141        1985-1991            12/20/96           (3)
Lake Marriott Business Park--Santa Clara, CA         43             1981            12/20/96           (3)
Presidents Plaza--Chicago, IL                        32        1980-1982            12/27/96           (3)
                                                  -------
                                                  $97,535
                                                  =======

(1) These properties are collateral for a Note Payable under the Credit Facility. The outstanding balance under the Note at December 31, 1996 is $153,000.

(2) This property is comprised of two Units. Unit A is collateral for a Note Payable under the Credit Facility. Unit B is collateral for a Mortgage Note Payable in the amount of $56,920.

(3) Buildings and improvements--19 to 40 years; Personal property--5 to 10 years; tenant improvements--over the terms of the related leases.

     Depreciation of building and improvements and personal property is calculated over the following estimated useful lives, using straight line and declining balance methods:

     Buildings and improvements--19 to 40 years

     Tenant Improvements--over the terms of the related leases

     Personal property--5 to 10 years

     The aggregate cost for federal income tax purposes was approximately $1,390.3 million at December 31, 1996.

     The changes in total real estate assets for the years ended December 31, 1996 and 1995, the period May 26, 1994 to to December 31, 1994 and the period January 1, 1994 to May 25, 1994 are as follows:

                                                     Company                   Predecessor
                                       -------------------------------------   -----------
                                                                May 26, 1994   Jan. 1, 1994
                                                                     to            to
                                         1996         1995      Dec. 31, 1994  May 25, 1994
                                       ------        ------     -------------  ------------
Balance, beginning of period           $  471,142    $400,419   $207,013*      $81,220
Acquisitions, Construction Costs
 and Improvements                       1,220,388      70,723    193,406           978
                                       ----------    --------   --------       -------
Balance, end of period                 $1,691,530    $471,142   $400,419       $82,198
                                       ==========    ========   ========       =======

* Represents initial acquisition cost of properties in the formation of the Company.

     The changes in accumulated depreciation for the years ended December 31, 1996 and 1995, the period May 26, 1994 to to December 31, 1994 and the period January 1, 1994 to May 25, 1994 are as follows:

                                                     Company                   Predecessor
                                       -------------------------------------   -----------
                                                                May 26, 1994   Jan. 1, 1994
                                                                     to            to
                                         1996         1995      Dec. 31, 1994  May 25, 1994
                                       ------        ------     -------------  ------------
Balance, beginning of period           $ 66,571      $ 51,115   $ 45,044**     $37,167
Depreciation for period                  30,964        15,456      6,071         2,055
                                       --------      --------   --------       -------
Balance, end of period                 $ 97,535      $ 66,571   $ 51,115       $39,222
                                       ========      ========   ========       ========

** Balance reflects prior accumulated depreciation carried over due to accounting for formation acquisitions as poolings of interests.


                                                                               Principal
                                                                               Amount of
Principal                        Final        Periodic             Face        Carrying       Loans Subject to
Commercial Property     Interest      Maturity      Payment        Prior      Amount of      Amount of    Delinquent
Interest                               Rate          Date          Term         Liens      Mortgages     Mortgages (1)     or
---------------------   -------- --------------------------     ---------     ---------    -----------  -------------     ----
Rowes Wharf
 Boston, MA                         8.71%           4/1/99       Interest-only  --         $63,000     $51,491            --

(1) The aggregate cost of the Company's mortgage loans for federal income tax purposes was $51,491 at December 31, 1996.

     Reconciliation of Mortgage Loans on real estate for the year ended December 31:

                                         1996
                                      ----------
Balance at beginning of year            $34,778
 Additions during period:
Acquisition of mortgage loans            16,713
 Deductions during period:
  Principal collections                      --
                                      ----------
Balance at end of year                  $51,491
                                      ==========

ITEM 7 (B):  PRO FORMA FINANCIAL INFORMATION AS OF AND FOR THE NINE MONTH
             PERIOD ENDED SEPTEMBER 30, 1997 AND THE YEAR ENDED DECEMBER 31, 1996, FOR EQUITY OFFICE PROPERTIES TRUST

                       EQUITY OFFICE PROPERTIES TRUST
              PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
         AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
                    FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

     The accompanying unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1997 reflects the following transactions which all occurred subsequent to September 30, 1997: (a) the acquisition of 35 office properties and one parking facility; (b) the sale of 9.7 million common shares of beneficial interest, $0.01 par value per share ("Common Shares") of Equity Office Properties Trust (the "Company"); (c) draws on the term loan (the "$1.5 billion Credit Facility") to fund acquisitions and repay mortgage indebtedness;
(d) the acquisition of a 50% interest in the mortgage note securing the 1325 Avenue of the Americas property acquired in November, 1997; and (e) the merger of Beacon Properties Corporation ("Beacon") with and into the Company on December 19, 1997 (the "Merger").

     The accompanying unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 1997 reflects the following transactions as if they had occurred on January 1, 1997: (a) the acquisition of 46 office properties and seven parking facilities, including an interest in four parking facilities, acquired between January 1, 1997 and December 17, 1997, and the disposition of two office properties; (b) the $180 million private debt offering (the "Private Debt Offering") which occurred on September 3, 1997; (c) the transactions that occurred in connection with the consolidation of the entities which comprise the predecessors ("Equity Office Predecessors") of the Company (the "Consolidation") and the initial public offering (the "Offering"), which closed on July 11, 1997, and the decrease in interest expense resulting from the use of the net proceeds for the repayment of mortgage debt; (d) the net change in interest expense from draws on the $1.5 billion Credit Facility used to refinance existing mortgage debt; (e) interest income from the 50% interest in the mortgage note securing the 1325 Avenue of the Americas property; and (f) the Merger.

     The accompanying unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1996 reflects the following transactions as if they had occurred on January 1, 1996: (a) the acquisition of 57 office properties and 14 parking facilities, including an interest in four parking facilities, acquired between January 1, 1996 and December 17, 1997 and the disposition of two office properties; (b) the Private Debt Offering which occurred on September 3, 1997; (c) the Consolidation and the Offering, and the decrease in interest expense resulting from the use of the net proceeds for the repayment of mortgage debt; (d) the net change in interest expense from draws on the $1.5 billion Credit Facility used to refinance existing mortgage debt;
(e) interest income from the 50% interest in the mortgage note securing the 1325 Avenue of the Americas property; and (f) the Merger.

     The accompanying unaudited pro forma condensed combined financial statements have been prepared by management of the Company and do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The pro forma condensed combined financial statements should be read in conjunction with the accompanying notes to the pro forma condensed combined financial statements as of and for the nine month period ended September 30, 1997 and the year ended December 31, 1996, included elsewhere herein.

                        EQUITY OFFICE PROPERTIES TRUST
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1997
                                  (UNAUDITED)
                                (IN THOUSANDS)


                                                             EQUITY OFFICE
                                                            PROPERTIES TRUST
                                                               HISTORICAL     ACQUIRED PROPERTIES     OTHER ACTIVITY
                                                            --------------------------------------------------------------------
ASSETS                                                                              (A)

  Investment in real estate, net                             $5,000,159        $ 1,942,807         $         -
  Cash and cash equivalents                                     132,649         (1,365,916)            1,237,659   (B)
  Rents and other receivables                                    16,190                -                     -
  Escrow deposits and restricted cash                            42,966                -                     -
  Investment in mortgage notes                                      -                  -                  25,150   (C)
  Investment in unconsolidated joint ventures                    93,826             20,000                   -
  Other assets                                                   70,132                -                   4,875   (D)
                                                            --------------------------------------------------------------------
     TOTAL ASSETS                                            $5,355,922        $   596,891         $   1,267,684
                                                            ====================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

  Mortgage debt                                              $1,325,333        $   257,674         $    (233,921)  (E)
  Unsecured notes                                               180,000                -                     -
  Line of credit                                                211,125                -               1,229,065   (F)
  Distribution payable                                           42,964                -                     -
  Other liabilities                                             132,748             30,629                   -
                                                            --------------------------------------------------------------------
     TOTAL LIABILITIES                                        1,892,170            288,303               995,144

Minority interests:
  Operating Partnership                                         281,927                -                 166,745   (G)
  Partially owned properties                                     28,118                -                     -

Preferred stock
Common stock                                                      1,523                -                      97   (H)
Additional paid in capital                                    3,152,184            308,588               105,698   (I)
                                                            --------------------------------------------------------------------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $5,355,922        $   596,891         $   1,267,684
                                                            ====================================================================



                                                              BEACON PROPERTIES
                                                           CORPORATION PRE-MERGER        MERGER           EQUITY OFFICE
                                                                PRO FORMA             ADJUSTMENTS        PROPERTIES TRUST
                                                           ----------------------------------------------------------------
ASSETS                                                            (J)                   (K)

  Investment in real estate, net                                $2,459,465        $ 1,597,447    (L)      $  10,999,878
  Cash and cash equivalents                                          9,802             (9,234)   (M)              4,960
  Rents and other receivables                                           -                  -                     16,190
  Escrow deposits and restricted cash                                   -                  -                     42,966
  Investment in mortgage notes                                          -                  -                     25,150
  Investment in unconsolidated joint ventures                       50,416                 -                    164,242
  Other assets                                                     148,254            (46,203)   (N)            177,058
                                                           ----------------------------------------------------------------
     TOTAL ASSETS                                               $2,667,937        $ 1,542,010             $  11,430,444
                                                           ================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

  Mortgage debt                                                 $  618,698        $    (6,000)   (O)      $   1,961,784
  Unsecured notes                                                       -                  -                    180,000
  Line of credit                                                   407,017                 -                  1,847,207
  Distribution payable                                                  -                  -                     42,964
  Other liabilities                                                 75,218            (24,051)   (O)            214,544
                                                           ----------------------------------------------------------------
     TOTAL LIABILITIES                                           1,100,933            (30,051)                4,246,499

Minority interests:
  Operating Partnership                                            149,453            128,063    (P)            726,188
  Partially owned properties                                           -                  -                      28,118

Preferred stock                                                    200,000                -                     200,000
Common stock                                                           -                  853    (Q)              2,473
Additional paid in capital                                       1,217,551          1,443,145    (R)          6,227,166
                                                           ----------------------------------------------------------------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $2,667,937        $ 1,542,010             $  11,430,444
                                                           ================================================================

                        EQUITY OFFICE PROPERTIES TRUST
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                 (UNAUDITED)
                                (IN THOUSANDS)

                                                                            EQUITY OFFICE
                                                                           PROPERTIES TRUST          1997
                                                                              HISTORICAL      ACQUIRED PROPERTIES    DISPOSITIONS
                                                                          -------------------------------------------------------
                                                                                 (S)                (T)                  (U)
Revenues:
  Rental                                                                   $    381,108           $ 169,133          $   (2,558)
  Tenant reimbursements                                                          66,855              41,748                 (62)
  Parking                                                                        33,744              15,114                (573)
  Other                                                                           7,600               3,013                 (26)
  Fees from noncombined affiliates                                                3,841                 -                   -
  Interest                                                                       10,524                  65                 -
                                                                           ------------           ---------          ----------
  Total revenues                                                                503,672             229,073              (3,219)
                                                                           ------------           ---------          ----------
Expenses:
  Property operating                                                            190,170              87,299              (1,595)
  Interest                                                                      110,419              67,176                 (36)
  Depreciation                                                                   80,166              38,837                 -
  Amortization                                                                    5,884                 -                   (54)
  General and administrative                                                     23,056                 -                   -
                                                                           ------------           ---------          ----------
                                                                                409,695             193,312              (1,685)
                                                                           ------------           ---------          ----------
Income before allocation to minority interests, income from
  investment in unconsolidated joint ventures, gain on sales of real
  estate and extraordinary items                                                 93,977              35,761              (1,534)
Discontinued operations:
  Loss from operations - Construction Company                                       -                   -                   -
Minority interests:
   Operating Partnership                                                         (2,587)                -                   -
   Partially owned properties                                                    (1,191)                -                   -
Income from investment in unconsolidated joint ventures                          3,408               1,463                 -
Gain on sales of real estate                                                     12,510                 -               (12,510)
Preferred dividends                                                                 -                   -                   -
                                                                           ------------           ---------          ----------
Income before extraordinary items                                               106,117              37,224             (14,044)
Extraordinary items                                                             (13,204)                -                   275
                                                                           ------------           ---------          ----------
Net income                                                                 $     92,913           $  37,224          $  (13,769)
                                                                           ============           =========          ==========

                                                                                               CONSOLIDATION AND  BEACON PROPERTIES,
                                                                                                   OFFERING        CORPORATION PRE-
                                                                          FINANCING ACTIVITY      ADJUSTMENTS      MERGER PRO FORMA
                                                                          ------------------   -----------------  ------------------
                                                                                                                          (AD)
Revenues:
  Rental                                                                   $        -             $   8,983   (Y)      $  271,273
  Tenant reimbursements                                                             -                   -                  38,164
  Parking                                                                           -                   -                     -
  Other                                                                             -                   -                  11,053
  Fees from noncombined affiliates                                                  -                   -                   2,445
  Interest                                                                        2,188   (V)           -                   7,153
                                                                           ------------           ---------            ----------
  Total revenues                                                                  2,188               8,983               330,088
                                                                           ------------           ---------            ----------
Expenses:
  Property operating                                                                -                   -                 104,285
  Interest                                                                       12,761   (W)       (25,343)  (Z)          53,831
  Depreciation                                                                      -                 1,205   (AA)         61,701
  Amortization                                                                    4,141   (X)        (1,699)  (AB)            -
  General and administrative                                                        -                 1,800   (AC)         29,756
                                                                           ------------           ---------            ----------
                                                                                 16,902             (24,037)              249,573
                                                                           ------------           ---------            ----------
Income before allocation to minority interests, income from
  investment in unconsolidated joint ventures, gain on sales of real
  estate and extraordinary items                                                (14,714)             33,020                80,515
Discontinued operations:
  Loss from operations - Construction Company                                       -                   -                  (2,263)
Minority interests:
   Operating Partnership                                                            -                   -                  (8,244)
   Partially owned properties                                                       -                   (42)                  -
Income from investment in unconsolidated joint ventures                            -                   -                   4,638
Gain on sales of real estate                                                        -                   -                     -
Preferred dividends                                                                 -                   -                 (13,470)
                                                                           ------------           ---------            ----------
Income before extraordinary items                                               (14,714)             32,978                61,176
Extraordinary items                                                                 -                   -                     -
                                                                           ------------           ---------            ----------
Net income                                                                 $    (14,714)          $  32,978            $   61,176
                                                                           ============           =========            ==========


                                                                                                  EQUITY OFFICE
                                                                                                 PROPERTIES TRUST
                                                                          MERGER ADJUSTMENTS         PRO FORMA
                                                                          ------------------    --------------------
Revenues:
  Rental                                                                     $   1,412  (AE)      $  829,351
  Tenant reimbursements                                                            -                 146,705
  Parking                                                                          -                  48,285
  Other                                                                            -                  21,640
  Fees from noncombined affiliates                                                 -                   6,286
  Interest                                                                         -                  19,930
                                                                            ----------           -----------
  Total revenues                                                                 1,412             1,072,197
                                                                            ----------           -----------
Expenses:
  Property operating                                                               -                 380,159
  Interest                                                                         -                 218,808
  Depreciation                                                                   6,759  (AF)         188,668
  Amortization                                                                     514  (AG)           8,786
  General and administrative                                                   (15,000) (AH)          39,612
                                                                            ----------           -----------
                                                                                (7,727)              836,033
                                                                            ----------           -----------
Income before allocation to minority interests, income from
  investments in unconsolidated joint ventures, gain on sales of real
  estate and extraordinary items                                                 9,139               236,164
Discontinued operations:
  Loss from operations - Construction Company                                      -                  (2,263)
Minority interests:
   Operating Partnership                                                       (11,696)              (22,527)  (AI)
   Partially owned properties                                                      -                  (1,233)  (AI)
Income from investments in unconsolidated joint ventures                           -                   9,509
Gain on sales of real estate                                                       -                     -
Preferred dividends                                                                -                 (13,470)
                                                                            ----------           -----------
Income before extraordinary items                                               (2,557)              206,180
Extraordinary items                                                                -                 (12,929)
                                                                            ----------           -----------
Net income                                                                   $  (2,557)           $  193,251
                                                                            ==========           ===========
Net income per Common Share                                                                       $     0.77   (AJ)
                                                                                                 ===========
Weighted Average Common Shares Outstanding                                                           250,252
                                                                                                 ===========

                        EQUITY OFFICE PROPERTIES TRUST
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (UNAUDITED)
                                (IN THOUSANDS)


                                                                          EQUITY OFFICE
                                                                           PREDECESSORS    1996 ACQUIRED  1997 ACQUIRED
                                                                            HISTORICAL      PROPERTIES     PROPERTIES   DISPOSITIONS
                                                                      --------------------- ------------- ------------- ------------
                                                                                 (S)           (T)            (T)            (U)
Revenues:
  Rental                                                                  $     386,481     $  53,340     $ 239,256     $  (8,303)
  Tenant reimbursements                                                          62,036         9,967        51,795           (88)
  Parking                                                                        27,253        13,518        20,900        (1,462)
  Other                                                                          17,626         1,797         6,176           (99)
  Fees from noncombined affiliates                                                5,120           -             -             -
  Interest                                                                        9,608           -             249            (7)
                                                                          -------------     ---------     ---------     ---------
                                                                                508,124        78,622       318,376        (9,959)
Expenses                                                                  -------------     ---------     ---------     ---------
  Property operating                                                            201,067        30,971       125,661        (5,046)
  Interest                                                                      119,595        24,178       103,290          (956)
  Depreciation                                                                   82,905        13,090        59,205        (1,941)
  Amortization                                                                   13,332           -             -            (346)
  General and administrative                                                     23,145           -             -             -
                                                                          -------------     ---------     ---------     ---------
                                                                                440,044        68,239       288,156        (8,289)
                                                                          -------------     ---------     ---------     ---------
Income before allocation to minority interests, income from
  investments in unconsolidated joint ventures, gain on sale of real
  estate and extraordinary items                                                 68,080        10,383        30,220        (1,670)
Discontinued operations:
  Loss from operations - Construction Company                                       -             -             -             -
  Loss on sale - Construction Company                                               -             -             -             -
Minority interests:                                                                 -             -
   Operating Partnership                                                         (2,086)          -             -             -
   Partially owned properties                                                     2,093           -             -             -
Income from investment in unconsolidated joint ventures                           5,338           -           3,218           -
Gain on sale of real estate                                                         -             -             -             -
Preferred dividends                                                                 -             -             -             -
                                                                          -------------     ---------     ---------     ---------
Income before extraordinary items                                                73,425        10,383        33,438        (1,670)
Extraordinary items                                                                 -             -             -             -
                                                                          -------------     ---------     ---------     ---------
Net income                                                                $      73,425     $  10,383     $  33,438     $  (1,670)
                                                                          =============     =========     =========     =========


                                                                                                CONSOLIDATION     BEACON PROPERTIES
                                                                         FINANCING ACTIVITY      AND OFFERING     CORPORATION PRE-
                                                                                                 ADJUSTMENTS      MERGER PRO FORMA
                                                                         ------------------     -------------    ------------------
                                                                                                                        (AD)
Revenues:
  Rental                                                                  $         -             $  16,264  (Y)     $ 332,808
  Tenant reimbursements                                                             -                   -               46,386
  Parking                                                                           -                   -                  -
  Other                                                                             -                   -               18,026
  Fees form noncombined affiliates                                                  -                   -                3,005
  Interest                                                                        2,917  (V)            -                8,376
                                                                          -------------          ----------          ---------
                                                                                  2,917              16,264            408,601
Expenses                                                                  -------------          ----------          ---------
  Property operating                                                                                    -              132,229
  Interest                                                                       11,606  (W)        (43,041) (Z)        71,789
  Depreciation                                                                      -                 7,183  (AA)       80,844
  Amortization                                                                    4,387  (X)         (8,591) (AB)          -
  General and administrative                                                        -                 2,400  (AC)       27,099
                                                                          -------------          ----------          ---------
                                                                                 15,993             (42,049)           311,961
                                                                          -------------          ----------          ---------
Income before allocation to minority interests, income from
  investments in unconsolidated joint ventures, gain on sale of real
  estate and extraordinary items                                                (13,076)             58,313             96,640
Discontinued operations:
  Loss from operations - Construction Company                                       -                   -               (2,609)
  Loss on sale - Construction Company                                               -                   -                 (249)
Minority interests:
   Operating Partnership                                                            -                   -              (11,503)
   Partially owned properties                                                       -                   (56)               -
Income from investments in unconsolidated joint ventures                            -                   -                4,539
Gain on sale of real estate                                                         -                   -               16,505
Preferred dividends                                                                 -                   -              (17,980)
                                                                          -------------          ----------          ---------
Income before extraordinary items                                               (13,076)             58,257             85,343
Extraordinary items                                                                 -                   -                  -
                                                                          -------------          ----------          ---------
Net income                                                                $     (13,076)          $  58,257          $  85,343
                                                                          =============          ==========          =========

                                                                                                     EQUITY OFFICE
                                                                                                  PROPERTIES TRUST PRO
                                                                              MERGER ADJUSTMENTS         FORMS
                                                                              ------------------  ---------------------
Revenues:
  Rental                                                                         $   3,750  (AE)    $   1,023,596
  Tenant reimbursements                                                                -                  170,096
  Parking                                                                              -                   60,209
  Other                                                                                -                   43,526
  Fees from noncombined affiliates                                                     -                    8,125
  Interest                                                                             -                   21,143
                                                                                ----------          -------------
                                                                                     3,750              1,326,695
Expenses                                                                        ----------          -------------
  Property operating                                                                   -                  484,882
  Interest                                                                             -                  286,461
  Depreciation                                                                      10,437  (AF)          251,723
  Amortization                                                                         632  (AG)            9,414
  General and administrative                                                       (20,000) (AH)           32,644
                                                                                ----------          -------------
                                                                                    (8,931)             1,065,124
                                                                                ----------          -------------
Income before allocation to minority interests, income from
  investments in unconsolidated joint ventures, gain on sale of real
  estate and extraordinary items                                                    12,681                261,571
Discontinued operations:
  Loss from operations - Construction Company                                          -                   (2,609)
  Loss on sale - Construction Company                                                  -                     (249)
Minority interests:
   Operating Partnership                                                           (16,715)               (28,218) (AI)
   Partially owned properties                                                          -                   (2,142) (AI)
Income from investments in unconsolidated joint ventures                               -                    9,850
Gain on sale of real estate                                                            -                   21,843
Preferred dividends                                                                    -                  (17,980)
                                                                                ----------          -------------
Income before extraordinary items                                                   (4,034)               242,066
Extraordinary items                                                                    -
                                                                                ----------          -------------
Net income                                                                       $  (4,034)         $     242,066
                                                                                ==========          =============
Net income per Common Share                                                                         $        0.97  (AJ)
                                                                                                    =============
Weighted average Common Shares outstanding                                                                250,252
                                                                                                    =============

                        EQUITY OFFICE PROPERTIES TRUST
        NOTES TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


A. To reflect the following acquisitions acquired during the period from October 1, 1997 to December 17, 1997, as previously reported in the Company's Current Report on Form 8-K dated October 1, 1997 and December 17, 1997, respectively:

                                                                                                      VALUE OF
                                                                                                       COMMON
                                                                                                       SHARES
                                                                               LIABILITIES          AND/OR UNITS
         PROPERTY               NOTE       PURCHASE COST    CASH PAID            ASSUMED               ISSUED
-----------------------------------------------------------------------------------------------------------------
Prudential Properties           (1)            $289,000      $211,950               $6,000               $71,050
550 South Hope Street           (2)              99,500        99,500                   --                    --
Acorn Properties                (3)             127,500        98,364               14,749                14,387
10 & 30 South Wacker Drive      (4)             481,301       462,000               19,301                    --
One Lafayette Centre            (5)              81,680        51,910                5,330                24,440
Acorn Properties                (6)              17,161        10,659                2,923                 3,579
PPM Properties                  (7)              91,940        91,940                   --                    --
LaSalle Office Plaza            (8)              97,425        97,425                   --                    --
Stanwix Parking Facility        (9)              17,300        17,300                   --                    --
Wright Runstad Properties       (10)            640,000       208,867              240,000               191,133
                                             -------------------------------------------------------------------
                                              1,942,807     1,349,915              288,303               304,589
Investment in Wright Runstad
  Associates Limited
  Partnership                   (11)             20,000        16,001                   --                 3,999
                                             -------------------------------------------------------------------
  Total                                      $1,962,807    $1,365,916             $288,303              $308,588
                                             ===================================================================

(1)  Acquired on October 1, 1997, and consists of six properties.
(2)  Acquired on October 6, 1997.
(3)  Acquired on October 7, 1997, and consists of nine properties.
(4)  Acquired on October 7, 1997, and consists of two properties.   The
     purchase price includes approximately $19.3 million related to a real estate tax liability from closing prorations.
(5)  Acquired on October 17, 1997.
(6)  Acquired on November 21, 1997, and consists of two properties.
(7)  Acquired on November 24, 1997, and consists of three properties.
(8)  Acquired on November 25, 1997.
(9)  Acquired on November 25, 1997.
(10) Acquired on December 17, 1997, and consists of ten properties.
(11) Acquired on December 17, 1997.

B.   To reflect the following transactions:

     Issuance of 3.0 million Common Shares at $24.50 each which occurred on
        October 1, 1997                                                                   $   73,950
     Issuance of 6.7 million Common Shares at $30.00 each which occurred on
        October 20, 1997                                                                     200,000
     Net proceeds from the $1.5 billion Credit Facility to fund acquisitions and other
        activity (see Note F)                                                                968,584
     Payment of fees related to the $1.5 billion Credit Facility (see Note D)                 (4,875)
                                                                                          ----------
     Net cash proceeds                                                                    $1,237,659
                                                                                          ==========

C. To reflect the investment in the mortgage note securing the 1325 Avenue of the Americas property made in November, 1997. The Company owns a 50% interest in the mortgage note which bears interest at LIBOR plus 6%.

D. To reflect fees paid by the Company pertaining to the $1.5 billion Credit Facility which was obtained in October, 1997. The fees will be amortized to interest expense over the term of the $1.5 billion Credit Facility, which is nine months.

E. To reflect the mortgage debt repaid from draws on the $1.5 billion Credit Facility and to write-off the unamortized mark-to-market adjustments for the following properties recorded at the time of the Consolidation and the Offering based on the outstanding principal balances as of September 30, 1997:

                                            MATURITY              BALANCE AT
PROPERTY               INTEREST RATE          DATE                  9/30/97
-----------------------------------------------------------------------------
1601 Market            LIBOR + 1.25%     June 30, 2001            $ 24,152
1620 L Street              8.00%         Feb. 4, 2000               21,086
9400 NCX               LIBOR + 1.65%     May 10, 2001               14,218
Bank One Center         LIBOR + 1.1%     Mar. 19, 1999              83,500
NationsBank                8.00%         Dec. 1, 2003               18,855
North Central Plaza    LIBOR + 1.75%     Aug. 3, 1999               14,930
San Jacinto            LIBOR + 1.125%    Dec. 13, 1998              18,212
Sterling Plaza         LIBOR + 1.75%     Dec. 8, 1998               15,628
The Quadrant         EURODOLLAR + 2.00%  May 31, 1999               18,000
Union Square         EURODOLLAR + 2.00%  May 31, 1999                6,750
                                                                  --------

   Subtotal                                                        235,331
Less: Write-off of unamortized mark-to-market adjustments for debt repaid on San Jacinto, NationsBank and Bank One
      Center                                                        (1,410)
                                                                  --------
                                                                  $233,921
                                                                  ========

F. To record draws on the $1.5 billion Credit Facility for the following transactions:

     Draws to fund acquisitions and other activity (see Note B)                           $968,584
     Draws to repay mortgage debt (see Note E)                                             235,331
     Draw to fund investment in mortgage note (see Note C)                                  25,150
                                                                                        ----------
                                                                                        $1,229,065
                                                                                        ==========

G. To adjust minority interest in the Operating Partnership to reflect the properties acquired subsequent to September 30, 1997 (see Note A) and the issuance of Common Shares (see Note B):

     Historical shareholders' equity                                                    $3,153,707
     Historical minority interests                                                         281,927
                                                                                        ----------
       Subtotal                                                                          3,435,634
     Common Shares and Units issued for acquired properties (see Note A)                   308,588
     Write-off of unamortized mark-to-market adjustments for debt repaid on
       San Jacinto, NationsBank and Bank One Center (see Note E)                            (1,410)
     Common Shares issued after September 30, 1997 (see Note B)                            273,950
                                                                                        ----------
       Subtotal                                                                          4,016,762
     Minority interests in the Operating Partnership after property
       acquisitions and Common Share issuances                                               11.17%
                                                                                        ----------
     Minority interests in the Operating Partnership                                       448,672
     Historical minority interests                                                         281,927
                                                                                        ----------
       Adjustment to minority interests                                                 $  166,745
                                                                                        ==========

H. To reflect the $0.01 par value of Common Shares issued after September 30, 1997 (see Note B):

      Issuance of 6.7 million Common Shares at $30 per Common Share                            $67
      Issuance of 3.0 million Common Shares at $24.50 per Common Share                          30
                                                                                        ----------
        Total                                                                                  $97
                                                                                        ==========

I. To reflect the net increase in paid-in capital due to the following transactions:

      Common Shares issued after September 30, 1997 (see Note B)                          $273,950
      Less: par value of $0.01 per share (see Note H)                                          (97)
      Write-off unamortized mark-to-market adjustments on mortgage debt repaid
        with the $1.5 billion Credit Facility (see Note E)                                  (1,410)
      Adjustment to minority interests in the Operating Partnership
        (see Note G)                                                                      (166,745)
                                                                                        ----------
                                                                                          $105,698
                                                                                        ==========

J. Represents Beacon's pre-Merger pro forma balance sheet as of September 30, 1997 which includes certain acquisitions and other adjustments that occurred subsequent to September 30, 1997.

K. Represents adjustments to record the Merger which was accounted for using the purchase method of accounting, based upon the purchase price of approximately $4.3 billion and a market value of $31.30 per Common Shares of the Company, as follows:

     Issuance of 85.33 million Common Shares and 8.57 million units of partnership interest ("Units") in EOP Operating Limited
       Partnership (the "Operating Partnership") based on the 1.4063 exchange rate, in exchange for 60.69 million Beacon common shares (including 3.37 million Beacon common shares related to the exercise of Beacon options which occurred immediately prior to the Merger) and 6.09 million units of partnership interest in
       Beacon Properties, L.P. ("Beacon Partnership Units")                       $2,939,065
     Issuance of $200 million of preferred shares to preferred
       shareholders of Beacon                                                        200,000
     Assumption of mortgage debt and other liabilities of Beacon                   1,100,933
     Adjustment to mortgage debt and other liabilities of Beacon's to
       market value (see Note O)                                                     (30,051)
     Merger costs (see calculation below)                                             93,897
                                                                                 -----------
                                                                                  $4,303,844
                                                                                 ===========

     The following is a calculation of the estimated fees and other expenses related to the Merger:

     Employee termination costs                                                      $70,120
     Debt assumption fees                                                              2,600
     Transfer taxes                                                                    2,200
     Advisory fees                                                                     4,500
     Legal and accounting fees                                                         4,750
     Other, including printing and filing costs                                        9,727
                                                                                 -----------
                                                                                     $93,897
                                                                                 ===========

L. Represents the increase in Beacon's investment in real estate, net, based upon the Company's purchase price as adjusted to reflect the allocation to other tangible assets of Beacon being acquired:

     Purchase price (see Note K)                                                  $4,303,844
                                                                                 -----------
     Less: Pre-merger pro forma basis of Beacon's net assets acquired:
      Rental property, net                                                         2,459,465
      Cash and cash equivalents, including $84.7 million received in connection with the exercise of options related to 3.37 million
       Beacon common shares                                                           94,465
     Investment in unconsolidated joint ventures                                      50,416
     Other assets, less write-off of deferred rents receivable of $27.0 million and deferred financing and leasing costs of $19.2 million
      (see Note N)                                                                   102,051
                                                                                 -----------
     Subtotal                                                                      2,706,397
                                                                                 -----------
     Step-up to record fair value of Beacon's investment in real estate, net      $1,597,447
                                                                                 ===========

M.   To record the net decrease in cash from the following transactions:

       Cash received from the exercise of Beacon options (see Note L)                $84,663
       Transaction costs associated with the Merger (see Note K)                     (93,897)
                                                                                 -----------

     Net decrease in cash                                                          $(9,234)
                                                                             =============

N. To eliminate Beacon's deferred rents receivable of $27.0 million which arose from the historical straight-lining of rents, and Beacon's deferred financing and leasing costs of $19.2 million which were not assigned any value in the allocation of the purchase price.

O.   To adjust Beacon's mortgage debt and other liabilities to market value.

P. To adjust minority interests in the Company to reflect the Merger calculated as follows:

     Total shareholders' equity and Operating Partnership minority              $7,155,827
       interests
     Less: Preferred shares                                                       (200,000)
                                                                             -------------
       Total                                                                     6,955,827
     Percentage of Units which are not owned by the Company (see
       below)                                                                        10.44%
                                                                             -------------
     Minority interests in the equity of the Company after the Merger              726,188
     Less: Minority interests in the equity of the Company prior to the
       Merger                                                                     (448,672)
     Less: Pre-Merger pro forma minority interest in Beacon Partnership           (149,453)
                                                                             -------------
     Adjustment to minority interests in the Company to reflect the
       Merger                                                                     $128,063
                                                                             =============

     The 10.44% minority interests ownership in the Company is calculated as follows:


                                                                    SHARES   SHARES AND UNITS
                                                                 -----------------------------
Beacon's historical common shares and units outstanding           60,676,200    66,770,850
                                                                 =============================
Company's Common Shares / Units issued based on the
  1.4063 Merger exchange ratio                                    85,328,939    93,899,845

Company's historical Common Shares / Units
  outstanding                                                    164,922,807   185,511,611
                                                                 -----------------------------
Company's pro forma Common Shares / Units
  outstanding                                                    250,251,746   279,411,456
                                                                 =============================
Company's ownership percentage of the Operating
  Partnership                                                          89.56%
                                                                 ===========
Minority interests ownership percentage of the Company                 10.44%
                                                                 ===========

Q. To record the par value of 85.33 million Common Shares issued to common shareholders of Beacon in connection with the Merger.

R. To reflect the net increase in paid in capital associated with the Merger, as follows:

     Issuance of 85.33  million Common Shares and 8.57 million Units based on the 1.4063 exchange rate, in exchange for 60.68 million
        Beacon common shares (including 3.37 million Beacon common shares related to the exercise of Beacon options which occurred immediately prior to the Merger) and 6.09 million Beacon
        Partnership units                                                 $2,939,065
     Less: par value of Common Shares issued to common shareholders
        of Beacon (see Note Q)                                                  (853)
     Adjustment to minority interests (see Note P)                          (128,063)
     Less: Total pre-Merger pro forma shareholders' equity, including
        minority interests, of Beacon                                     (1,367,004)
                                                                         -----------
     Net increase to paid in capital                                      $1,443,145
                                                                         ===========

S. Represents the combined historical statements of operations of the Company for the period from July 11, 1997 to September 30, 1997 and Equity Office Predecessors for the period from January 1, 1997 to July 10, 1997, for the Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 1997 and the historical statement of operations of Equity Office Predecessors for the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1996.

T. To reflect the operations and the depreciation expense for (a) the pro forma condensed combined statement of operations for the nine months ended September 30, 1997; for the period from January 1, 1997 through the earlier of the date of acquisition or September 30, 1997, as applicable, for properties acquired in 1997, and (b) the pro forma condensed combined statement of operations for the year ended December 31, 1996; for the period from January 1, 1996 through the date of acquisition for properties acquired in 1996, or December 31, 1996 for the properties acquired in 1997. Interest expense was also adjusted, where applicable, to reflect nine months and a full year, for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively.

                  PROPERTY                      DATE ACQUIRED     NOTE REFERENCE
--------------------------------------------------------------------------------
1601 Market Street                              January 18, 1996         1
Promenade II                                     June 14, 1996           1
Two California Plaza                            August 23, 1996          1
BP Tower                                       September 4, 1996         1
SunTrust Center                                September 18, 1996        1
Reston Town Center                              October 22, 1996         1
One Phoenix Plaza                               December 4, 1996         1
Colonnade I                                     December 4, 1996         1
Boston Harbor Garage                           December 10, 1996         1
Milwaukee Center Parking Garage                December 18, 1996         1
15th & Sansom Streets Garage                   December 27, 1996         1
1616 Chancellor Street Garage                  December 27, 1996         1
Juniper / Locusts Streets Garage               December 27, 1996         1
1616 Sansom Street Garage                      December 27, 1996         1
1111 Sansom Street Garage                      December 27, 1996         1
177 Broad Street                                January 29, 1997         2
Biltmore Apartments                             January 29, 1997         2
Preston Commons                                  March 21, 1997          2
Oakbrook Terrace Tower                           April 16, 1997          2

     50 % Interest in Civic Parking, L.L.C.           April 16, 1997          2
     One Maritime Plaza                               April 21, 1997          2
     Smith Barney Tower                               April 29, 1997          2
     201 Mission Street                               April 30, 1997          2
     30 N. LaSalle                                    June 13, 1997           2
     Adams - Wabash Parking Facility                 August 11, 1997          2
     Columbus America Properties                    September 3, 1997         2
     Prudential Properties                           October 1, 1997          2
     550 South Hope Street                           October 6, 1997          2
     10 & 30 South Wacker Drive                      October 7, 1997          2
     Acorn Properties                                October 7, 1997          2
     One Lafayette Centre                            October 17, 1997         2
     Acorn Properties                               November 21, 1997         2
     PPM Properties                                 November 24, 1997         2
     LaSalle Office Plaza                           November 25, 1997         2
     Stanwix Parking Facility                       November 25, 1997         2
     Wright Runstad Properties                      December 17, 1997         2
     Wright Runstad Associates Limited Partnership  December 17, 1997         2


Note 1: Included in the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1996, in the column entitled "1996 Acquired Properties".
Note 2: Included in the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1996 and for the nine months ended September 30, 1997, in the column entitled "1997 Acquired Properties".

     The depreciation adjustment of $38.8 million in the "1997 Acquired Properties" column in the statement of operations for the nine months ended September 30, 1997, and the depreciation adjustment of $13.1 million in the "1996 Acquired Properties" column and $59.2 million in the "1997 Acquired Properties" column in the statement of operations for the year ended December 31, 1996, are based on the cost to acquire the above listed properties, assuming that 10% of the purchase price is allocated to land and the depreciable lives are 40 years. Depreciation is computed using the straight-line method.

U. To eliminate the operations of Barton Oaks Plaza II and 8383 Wilshire for the nine months ended September 30, 1997 and the year ended December 31, 1996, which were sold in January and May 1997, respectively.

V. To reflect interest income from the 50% investment in the mortgage note (see Note C).

W. To reflect the additional interest expense on debt obtained in the nine months ended September 30, 1997 on properties acquired before 1997 and to reflect the Private Debt Offering which occurred on September 3, 1997, and paydown of the revolving credit facility for the nine months ended September 30, 1997 and the year ended December 31, 1996, and to reflect the $235.3 million of mortgage indebtedness repaid from draws on the $1.5 billion Credit Facility (see Note E) and the repayment of the revolving credit facility balance.

X. To eliminate the $.7 and $.5 million of amortization expense recorded on the mark-to-market adjustment on debt repaid from draws on the $1.5 billion Credit Facility and to reflect amortization of $4.9 million related to the fees associated with the $1.5 billion Credit Facility (see Note D) for the nine months ended September 30, 1997 and the year ended December 31, 1996.

Y. To reflect the adjustment for the straight-line effect of scheduled rent increases, assuming the Consolidation and the Offering closed on January 1, 1997 and 1996, respectively, for the pro forma condensed combined statement of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996.

Z. To reflect the net change in interest expense associated with the $15.0 million of mortgage debt on Denver Corporate Center Towers II and III repaid in May 1997 and the $598.4 million repaid with the net proceeds of the Offering and cash held by Equity Office Predecessors.

AA. To reflect depreciation expense related to the adjustment to record the net equity value of the investment in real estate for the nine months ended September 30, 1997 and for the year ended December 31, 1996, on a straight-line basis, as follows:

                                                         FOR THE NINE MONTHS     FOR THE YEAR ENDED
                                                      ENDED SEPTEMBER 30, 1997   DECEMBER 31, 1996
                                                      ----------------------------------------------
     Historical investment in real estate
       before accumulated depreciation                         $5,022,946            $5,022,946
     Less: Portion allocated to land estimated
       to be 10%                                                 (502,295)             (502,295)
                                                      ----------------------------------------------
     Depreciable basis                                         $4,520,651            $4,520,651
                                                      ==============================================

     Depreciation expense based on an
       estimated useful life of 40 years                          $84,762              $113,016
                                                      ----------------------------------------------
     Less: Historical depreciation expense                        (80,166)              (82,905)
     Pro forma depreciation expense on 1996
       Acquired Properties                                              -               (13,090)
     Pro forma depreciation expense on
       properties acquired in 1997 prior to
       the Consolidation and the Offering                          (3,391)              (11,779)
     Depreciation expense on disposed
       properties                                                       -                 1,941
                                                      ----------------------------------------------
     Depreciation expense adjustment                               $1,205                $7,183
                                                      ==============================================

AB. To eliminate the $5.9 million and $13.3 million of amortization historically recognized as a result of the write-off of deferred loan costs, lease acquisition costs and organization costs, net of the $4.1 million and $4.4 million amortization of the discount required to record the mortgage debt at fair value recorded in connection with the Consolidation and the Offering, and the $0.1 million and $0.3 million of amortization relating to disposed properties for the nine months ended September 30, 1997 and the year ended December 31, 1996.

AC. To reflect additional general and administrative expenses expected to be incurred as a result of reporting as a public entity as follows:

                                                    FOR THE NINE MONTHS      FOR THE YEAR ENDED
                                                  ENDED SEPTEMBER 30, 1997   DECEMBER 31, 1996
                                                  ---------------------------------------------
     Trustees and officers insurance                         $375                         $500
     Printing and mailing                                     375                          500
     Trustees and directors fees                              225                          300
     Investor relations                                       225                          300
     Other                                                    600                          800
                                                  ---------------------------------------------
     Total                                                 $1,800                       $2,400
                                                  =============================================

AD. Represents Beacon's pre-Merger pro forma statement of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively, which includes certain acquisitions and other adjustments that occurred subsequent to September 30, 1997.

AE. To reflect the adjustment for the straight-line effect of scheduled rent increases, assuming the Merger closed on January 1, 1997 and January 1, 1996, respectively, for the pro forma condensed combined statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively.

AF. To reflect the depreciation expense related to the adjustment to record the net equity value of the investment in real estate on a straight-line basis and amortization of the mark-to-market adjustment of Beacon's mortgage debt for the nine months ended September 30, 1997 and the year ended December 31, 1996 associated with the Merger, as follows:


                                                             FOR THE NINE MONTHS        FOR THE YEAR ENDED
                                                           ENDED SEPTEMBER 30, 1997      DECEMBER 31, 1996
                                                           -----------------------------------------------
Beacon pro forma investment in real estate, net (see
  Note J)                                                         $2,459,465                  $2,459,465
Adjustment to the basis of the investment in real
  estate (see Note L)                                              1,597,447                   1,597,447
                                                           -----------------------------------------------
Total investment in real estate, post-Merger                       4,056,912                   4,056,912

Less: portion allocated to land, estimated to be 10%                (405,691)                   (405,691)
Pro Forma depreciable basis of Beacon's investment         -----------------------------------------------
  in real estate, net                                             $3,651,221                  $3,651,221
                                                           ===============================================

Depreciation expense based on an estimated useful
  life of 40 years                                                   $68,460                     $91,281
Beacon pro forma depreciation expense (see Note H)                    61,701                      80,844
                                                           -----------------------------------------------
Adjustment to depreciation expense                                   $ 6,759                     $10,437
                                                           ===============================================


AG. To reflect amortization of mark-to-market adjustment of Beacon's mortgage debt.

AH. To reflect the anticipated reduction of general and administrative expenses as a result of the Merger.

AI. To reflect the estimated 10.44% minority interests ownership in the Operating Partnership and to reflect the 5% economic interest that the Company does not own in Equity Office Properties Management Corp. (the "Management Corp.").


                                                 FOR THE NINE MONTHS      FOR THE YEAR ENDED
                                              ENDED SEPTEMBER 30, 1997     DECEMBER 31, 1996
                                              ----------------------------------------------
Historical allocation of income to
   minority interests                                    $2,696                        $--
Beacon pro forma minority interests
  allocation                                              8,244                     11,503
Minority interests allocation of income
  after pro forma adjustments                            11,696                     16,715
                                              ----------------------------------------------
Net income allocated to minority
  interests ownership in the Operating
  Partnership                                           $22,527                    $28,218
                                              ==============================================


Historical ownership interest in partially
  owned properties                                       $1,191                     $2,086
                                              ----------------------------------------------
Fees from noncombined affiliates                          3,840                      5,120
Management Corp. expenses                                 3,000                      4,000
                                              ----------------------------------------------
Estimated Management Corp. net
income                                                      840                      1,120
                                              ----------------------------------------------
Minority interest 5% economic interest
  in the Management Corp.                                    42                         56
                                              ----------------------------------------------
Net income allocated to minority
  interests ownership in partially
  owned properties                                       $1,233                     $2,142
                                              ==============================================

AI. Net income per Common Share is based upon 250.3 million Common Shares outstanding upon acquisition of certain properties, issuance of additional Common Shares and the Merger.

                        BEACON PROPERTIES CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

        The following unaudited pro forma Condensed Consolidated Balance Sheet of Beacon Properties Corporation (the "Company") as of September 30, 1997, is presented as if the Civic Opera Building, 200 West Adams, 101 North Wacker and Lakeside properties were acquired on September 30, 1997.

        The pro forma Condensed Consolidated Statements of Operations for the year ended December 31, 1996 and nine months ended September 30, 1997 are presented as if the acquisition of the Properties acquired from January 1, 1996 to October 20, 1997 and 101 North Wacker (as more fully described below), the closing of the MetLife Mortgage loan, the Company's common stock offerings from January 1996 to April 1997 (as more fully described below) and the Company's 8.96% Series A Cumulative Redeemable Preferred Stock Offering at $25.00 per share had occurred as of January 1, 1996. Furthermore, the Company qualified as a REIT, distributed all of its taxable income and, therefore, incurred no income tax expense during the period.

        In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Condensed Consolidated Balance Sheet and Statement of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

Acquisitions included in pro forma:



                                  Rentable           Year Built/      Date of
Property Name                     Sq Ft              Renovated       Acquisition
-------------                     -------------      ---------       -----------

1996 Acquisitions
------------------------------------------------------------
------------------------------------------------------------
-----
Perimeter Center, Atlanta, GA
                                  3,302,000            1970-1989        02/15/96
------------------------------------------------------------
------------------------------------------------------------
-----
New York Life Portfolio, Chicago, IL and Washington, D.C.
                                  1,012,000            1984-1986        08/16/96
------------------------------------------------------------
------------------------------------------------------------
-----
Fairfax County Portfolio, McLean, VA and Herndon, VA
                                    550,000            1981-1988        09/05/96
------------------------------------------------------------
------------------------------------------------------------
-----
Rosslyn Virginia Portfolio, Rosslyn, VA
                                    666,000            1974-1980        10/18/96
------------------------------------------------------------
------------------------------------------------------------
-----
New England Executive Park, Burlington, MA
                                    817,000            1970-1985        11/15/96
------------------------------------------------------------
------------------------------------------------------------
-----
245 First Street, Cambridge, MA
                                    263,000            1985-1986        11/21/96
------------------------------------------------------------
------------------------------------------------------------
-----
10960 Wilshire Boulevard, Westwood, CA
                                    544,000            1971-1992        11/21/96
------------------------------------------------------------
------------------------------------------------------------

-----
Shoreline Technology Park, Mountain View, CA
                                    727,000            1985-1991        12/20/96
------------------------------------------------------------
------------------------------------------------------------
-----
Lake Marriott Business Park, Santa Clara, CA
                                    400,000                 1981        12/20/96
------------------------------------------------------------
------------------------------------------------------------
-----
Presidents Plaza, Chicago, IL
                                    791,000            1980-1982        12/27/96
------------------------------------------------------------
------------------------------------------------------------
-----


Property Name
                                                            Seller
-------------
------
1996 Acquisitions
------------------------------------------------------------
---------------------------------------------------------
Perimeter Center, Atlanta, GA
                                                    Metropolitan Life Insurance Company
------------------------------------------------------------
---------------------------------------------------------
New York Life Portfolio, Chicago, IL and Washington, D.C.
                                                    New York Life Insurance Company
------------------------------------------------------------
---------------------------------------------------------
Fairfax County Portfolio, McLean, VA and Herndon, VA
                                                    Greensboro Associates, John Marshall

                                                    Associates Limited Partnership Woodldland-

                                                    Northridge I Limit Partnership
------------------------------------------------------------
---------------------------------------------------------
Rosslyn Virginia Portfolio, Rosslyn, VA
                                                    LaSalle Fund II
------------------------------------------------------------
---------------------------------------------------------
New England Executive Park, Burlington, MA
                                                    New England Executive Park Limited

                                                    Partnership, et al
------------------------------------------------------------
---------------------------------------------------------
245 First Street, Cambridge, MA
                                                    Riverview Building Combined Limited Partnership
------------------------------------------------------------
---------------------------------------------------------
10960 Wilshire Boulevard, Westwood, CA
                                                    10960 Property Corporation
------------------------------------------------------------
---------------------------------------------------------
Shoreline Technology Park, Mountain View, CA
                                                    Teachers Insurance and Annuity Association (TIAA)

------------------------------------------------------------
---------------------------------------------------------
Lake Marriott Business Park, Santa Clara, CA
                               Teachers Insurance and Annuity Association (TIAA)
------------------------------------------------------------
---------------------------------------------------------
Presidents Plaza, Chicago, IL
                               Metropolitan Life Insurance Company
------------------------------------------------------------
---------------------------------------------------------




                                                Purchase Price (in thousands)

----------------------------------------------------------
Property Name
                           Cash         Debt            O.P.Units         Total
                           -------------
                           ----         ----            ---------         -----

1996 Acquisitions
------------------------------------------------------------
------------------------------------------------------------
----
Perimeter Center, Atlanta, GA
                           $322,200                      $13,800        $336,000
------------------------------------------------------------
------------------------------------------------------------
----
New York Life Portfolio, Chicago, IL and Washington, D.C.
                           $150,000                                     $150,000
------------------------------------------------------------
------------------------------------------------------------
----
Fairfax County Portfolio, McLean, VA and Herndon, VA
                                          $ 55,400      $21, 600         $77,000
------------------------------------------------------------
------------------------------------------------------------
----
Rosslyn Virginia Portfolio, Rosslyn, VA
                            $99,050                                      $99,050
------------------------------------------------------------
------------------------------------------------------------
----
New England Executive Park, Burlington, MA
                            $75,000                                      $75,000
------------------------------------------------------------
------------------------------------------------------------
----
245 First Street, Cambridge, MA
                            $45,000                                      $45,000
------------------------------------------------------------
------------------------------------------------------------
----
10960 Wilshire Boulevard, Westwood, CA
                           $133,000                                     $133,000
------------------------------------------------------------
------------------------------------------------------------
----
Shoreline Technology Park, Mountain View, CA
                           $139,080                                     $139,080
------------------------------------------------------------
------------------------------------------------------------

----
Lake Marriott Business Park, Santa Clara, CA
                            $43,920                                      $43,920
------------------------------------------------------------
------------------------------------------------------------
----
Presidents Plaza, Chicago, IL
                            $38,000                  $39,000             $77,000
------------------------------------------------------------
------------------------------------------------------------
----





                                           Rentable   Year Built/      Date of
Property Name                               Sq Ft      Renovated     Acquisition
-------------                               -----      ---------     -----------
-----

1997 Acquisitions
------------------------------------------------------------
------------------------------------------------------------
-----
10880 Wilshire Boulevard, Westwood, CA
                                            531,000      1970          4/23/97
------------------------------------------------------------
------------------------------------------------------------
-----
Centerpointe I and II, Fairfax, VA
                                            409,000    1988-1990       4/30/97
------------------------------------------------------------
------------------------------------------------------------
-----
Westbrook Corporate Center, Westchester, IL
                                          1,106,000    1985-1996       5/23/97
------------------------------------------------------------
------------------------------------------------------------
-----
175 Wyman Street, Waltham, MA
                                             (1)          (1)          5/13/97
------------------------------------------------------------
------------------------------------------------------------
-----
225 Franklin Street, Boston, MA
                                            929,545      1966           6/4/97
------------------------------------------------------------
------------------------------------------------------------
-----
Sunnyvale Business Center, Sunnyvale, CA
                                            175,000      1990           7/1/97
------------------------------------------------------------
------------------------------------------------------------
-----
Riverside, Newton, MA
                                             (2)          (2)          8/21/97
------------------------------------------------------------
------------------------------------------------------------
-----
150 California,  San Francisco, CA
                                             (3)          (3)          9/25/97
------------------------------------------------------------
------------------------------------------------------------
-----
Media Center , Los Angeles, CA
                                             (4)          (4)          9/29/97
------------------------------------------------------------
------------------------------------------------------------

-----
Civic Opera Building, Chicago, IL
                                            824,000      1994          10/1/97
------------------------------------------------------------
------------------------------------------------------------
-----
200 West Adams, Chicago, IL
                                            677,000      1985          10/8/97
------------------------------------------------------------
------------------------------------------------------------
-----
Lakeside, Atlanta, GA
                                            391,000    1972-1978      10/20/97
------------------------------------------------------------
------------------------------------------------------------
-----
101 North Wacker, Chicago, IL
                                            575,000      1980          Pending
------------------------------------------------------------
------------------------------------------------------------
-----



Property Name                                                  Seller
-------------                                                  ------
------

1997 Acquisitions
------------------------------------------------------------
----------------------------------------------------
10880 Wilshire Boulevard, Westwood, CA
                                                      10880 Property Corporation
--------------------------------------------------------------------------------
Centerpointe I and II, Fairfax, VA
                                                       Joshua Realty Corporation
--------------------------------------------------------------------------------
Westbrook Corporate Center, Westchester, IL
                                          Westbrook Corporate Center Associates,

                                        Westbrook Corporate Center IV Associates

                                         Limited Partnership Westbrook Corporate

                                         Center V Associates Limited Partnership
--------------------------------------------------------------------------------
175 Wyman Street, Waltham, MA
                                                         Hewlett-Packard Company
--------------------------------------------------------------------------------
225 Franklin Street, Boston, MA
                                                       Hexalon Real Estate, Inc.
--------------------------------------------------------------------------------
Sunnyvale Business Center, Sunnyvale, CA
                                                 O.M. Sunnyvale Associates, L.P.
--------------------------------------------------------------------------------
Riverside, Newton, MA
                                      Cabot, Cabot & Forbes of New England, Inc.

------------------------------------------------------------
----------------------------------------------------
150 California,  San Francisco, CA
                                                                   CalProp, Inc.
--------------------------------------------------------------------------------
Media Center , Los Angeles, CA
                                        City of Burbank, Ishverbhai Patel, Patel

                                       Charitable Remainder Unitrust and Burbank

                                            Holdings, Inc.
--------------------------------------------------------------------------------
Civic Opera Building, Chicago, IL
                                              Windy Point LLC and Range Line LLC
--------------------------------------------------------------------------------
200 West Adams, Chicago, IL
                                                                Adams Family LLC
--------------------------------------------------------------------------------
Lakeside, Atlanta, GA
                                       Mutual Life Insurance Company of New York
--------------------------------------------------------------------------------
101 North Wacker, Chicago, IL
                                        Dai-Ichi and Metropolitan Life Insurance

                                            Company
--------------------------------------------------------------------------------


                                           Purchase Price (in thousands)

------------------------------------------------------------
---
Property Name
                            Cash            Debt         O.P.Units         Total
-------------               ----            ----         ---------         -----

1997 Acquisitions
------------------------------------------------------------
------------------------------------------------------------
-----------
10880 Wilshire Boulevard, Westwood, CA
                           $99,800                                       $99,800
------------------------------------------------------------
------------------------------------------------------------
-----------
Centerpointe I and II, Fairfax, VA
                           $25,000        $30,000                        $55,000
------------------------------------------------------------
------------------------------------------------------------
-----------
Westbrook Corporate Center, Westchester, IL
                           $42,700       $106,000         $33,400       $182,100
------------------------------------------------------------
------------------------------------------------------------

-----------
175 Wyman Street, Waltham, MA
                           $24,000                                       $24,000
------------------------------------------------------------
------------------------------------------------------------
-----------
225 Franklin Street, Boston, MA
                          $280,000                                      $280,000
------------------------------------------------------------
------------------------------------------------------------
-----------
Sunnyvale Business Center, Sunnyvale, CA
                           $33,800                                       $33,800
------------------------------------------------------------
------------------------------------------------------------
-----------
Riverside, Newton, MA
                           $32,500                                       $32,500
------------------------------------------------------------
------------------------------------------------------------
-----------
150 California,  San Francisco, CA
                           $10,600                                       $10,600
------------------------------------------------------------
------------------------------------------------------------
-----------
Media Center , Los Angeles, CA
                           $18,850                                       $18,850
------------------------------------------------------------
------------------------------------------------------------
-----------
Civic Opera Building, Chicago, IL
                           $21,136        $31,773         $6,701         $59,610
------------------------------------------------------------
------------------------------------------------------------
-----------
200 West Adams, Chicago, IL
                           $72,175                                       $72,175
------------------------------------------------------------
------------------------------------------------------------
-----------
Lakeside, Atlanta, GA
                           $38,000                                       $38,000
------------------------------------------------------------
------------------------------------------------------------
-----------
101 North Wacker, Chicago, IL
                           $58,965                                       $58,965


(1) 175 Wyman Street consists of a vacant 335,000 square foot office/research and development complex and 26.7 acres of land suitable for development. The Company plans to redevelop the property into 400,000 square feet of class A office space.

(2) The Riverside investment consists of a mortgage loan receivable from Riverside Project LLC in the amount of $26,000 which bears interest at 9% and is due upon sale along with 50% of any excess sale proceeds. In addition, loans bearing interest at 7% in the amount of $3,250 each are due from Beacon Property Management Corporation and Beacon Design Corporation, the proceeds of which were used by these entities to capitalize Riverside Project LLC.

(3) 150 California land consists of a parcel of land on which the Company plans to develop a 207,000 square foot class A office property.

(4) Media Center consists of a parcel of land on which the Company plans to develop a 585,000 square feet of class A office space.

Common and Preferred Stock Offerings included in pro forma:

                                                     Price
                                                      Per        Gross           Net
     Year      Month          Shares      Type       Share      Proceeds       Proceeds
     ----      -----        ---------     ----       -----      --------       --------
                                                                    (in thousands)
     1996      March        7,036,000     Common     $26.25     $184,695       $173,800
     1996      August       5,750,000     Common      25.75      148,063        139,400
     1996      November    13,723,000     Common      30.75      421,982        398,900
     1996      December     1,132,400     Common      33.465      37,896         37,800
     1997      April        7,000,000     Common      32.125     224,875        212,722
     1997      June         8,000,000     Preferred   25.00      200,000        193,350



                         Beacon Properties Corporation
                Pro Forma Condensed Consolidated Balance Sheet
                              September 30, 1997
                                  (Unaudited)
                                                              Pro Forma
                                              Beacon         Adjustments
                                            Properties       -----------
                                            Corporation      Civic Opera
                                            Historical         Building
                                            ----------       -----------
                                                (dollars in thousands)
                 ASSETS

Real estate, net                            $2,230,715        $59,610
Deferred financing and leasing costs, net       19,203
Cash and cash equivalents                       36,613        (20,136)
Mortgages and notes receivable                  85,196

Other assets                                    49,303          (1,000)
Investments in and advance
   to joint ventures and corporations           50,416
                                            -----------    -----------

      Total assets                          $2,471,446         $38,474
                                            ===========    ===========

   LIABILITIES AND STOCKHOLDERS' EQUITY

Mortgage notes payable                        $586,925       $31,773(A)
Note payable, Credit Facility                  249,000
Other liabilities                               51,166
Investment in joint venture                     24,052
                                            -----------    -----------

      Total liabilities                        911,143          31,773

Minority interest in Operating Partnership     142,752           6,701(B)
Stockholders' equity                         1,417,551
                                            -----------    -----------

      Total liabilities and stockholders'
         equity                             $2,471,446         $38,474
                                            ===========    ===========

                                                    Pro Forma Adjustments
                                                    ---------------------
                                                                       101
                                            200 West      Lakeside     North     Pro Forma
                                             Adams                     Wacker   Consolidated
                 ASSETS                     --------      --------     -------  ------------
Real estate, net                            $72,175       $38,000      $58,965   $2,459,465
Deferred financing and leasing costs, net                                            19,203
Cash and cash equivalents                    (6,675)                                  9,802
Mortgages and notes receivable                                                       85,196
Other assets                                   (500)       (1,000)      (2,948)      43,855
Investments in and advance
   to joint ventures and corporations                                                50,416
                                            --------      --------     -------  ------------
     Total Assets                           $65,000       $37,000      $56,017   $2,667,937
                                            ========      ========     =======  ============
Liabilities and Stockholders' Equity
 Mortgage notes payable                                                          $  618,698
Note payable, Credit Facility               $65,000       $37,000      $56,017      407,017
Other liabilities                                                                    51,166
Investment in joint venture                                                          24,052
                                            --------      --------     -------  ------------
     Total liabilities                      $65,000       $37,000      $56,017   $1,100,933
Minority interest in
   Operating Partnership                                                            149,453
Stockholders' equity                                                              1,417,551
                                            --------      --------     -------  ------------
     Total liabilities and
   Stockholders' equity                     $65,000       $37,000      $56,017   $2,667,937
                                            ========      ========     =======  ============

                        BEACON PROPERTIES CORPORATION
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             September 30, 1997
                                 (Unaudited)



(A) The mortgage debt has an interest rate of 7.37% and requires monthly principal and interest payments based on a 25 year amortization schedule. The mortgage matures March 15, 2000 but maybe extended until March 15, 2003 based on compliance with certain covenant requirements.

(B) The seller of Civic Opera Building was issued $6,701 of Operating Partnership Units consisting of 156,756 units valued at $42.745 each.

                        BEACON PROPERTIES CORPORATION
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)


                                                                  Beacon                                         October &

                                                                  Properties                   New York Life       November

                                                                  Corporation    Perimeter    and Fairfax Va.        1996

                                                                  Historical     Center (A)   Portfolios (B)   Acquisitions (G)
                                                                  ---------   -----------  ----------------  ----------------
                                                             (dollars in thousands except per share amounts and shares outstanding)
Revenue:
       Rental income                                              $147,825        $6,420           19,098           38,886
       Management fees                                               3,005
       Recoveries from tenants                                      16,719           304            3,788            3,674
       Mortgage interest income                                      4,970
       Other income                                                 11,272           208              845            3,012
                                                                ----------  ------------   -------------     -------------
              Total revenue                                        183,791         6,932           23,731           45,572
                                                                ----------  ------------   -------------     -------------

Expenses:
       Property expenses                                            37,211         1,562            4,875           11,716
       Real estate taxes                                            18,124           591            1,708            3,991
       General and administrative                                   19,331           378              812            1,700
       Mortgage interest expense                                    30,300         1,895 (C)        2,954 (F)
       Interest - amortization of financing costs                    2,084            15 (D)
       Depreciation and amortization                                33,184         1,196 (E)        4,374 (E)        9,105 (E)
                                                                ----------  ------------   -------------     -------------
              Total expenses                                       140,234         5,637           14,723           26,512
                                                                ----------  ------------   -------------     -------------

Income from operations                                              43,557         1,295            9,008           19,060

Equity in net income of joint ventures and corporation               4,989
                                                                ----------  ------------   -------------     -------------



Income from continuing operations                                       48,546         1,295            9,008           19,060
Discontinued operations:
Loss from operations - Construction Company                             (2,609)
Loss on sale - Construction Company                                       (249)
Gain on sale - Westlakes Office Park
                                                                    ----------  ------------   -------------     -------------

Income  before minority interest                                        45,688         1,295            9,008           19,060

Minority interest in Operating Partnership                              (5,988)
                                                                    ----------  ------------   -------------     -------------

Income before extraordinary items                                      $39,700        $1,295           $9,008          $19,060

Series A Preferred dividends
                                                                    ----------  ------------   -------------     -------------

Net income available for common shares
       before extraordinary items                                      $39,700        $1,295           $9,008          $19,060
                                                                 =============  ============   =============     =============

Common shares outstanding
Net income per common share

(1)    Includes depreciation and amortization of $4,033
(2)    Company share of Operating Partnership is 88.12%


                                                                                             Properties

                                                                          December            Acquired          Westlakes

                                                                            1996                as of          Office Park

                                                                       Acquisitions (H)   September 30, 1997 (I)    Sale (K)
                                                                      ----------------   ----------------------  -----------
                                                              (dollars in thousands except per share amounts and shares outstanding)
Revenue:
       Rental income                                                       26,858                  69,302          ($8,422)
       Management fees
       Recoveries from tenants                                              6,099                   8,203           (1,020)



       Mortgage interest income
       Other income
                                  470                   2,783           (1,293)
                           -----------           -------------      -----------

              Total revenue    33,427                  80,288          (10,735)
                           -----------           -------------      -----------

Expenses:
       Property expenses        4,509                  14,299           (2,588)
       Real estate taxes        5,036                   8,700             (626)
       General and
         administrative         1,250                   2,011             (471)
       Mortgage interest
         expense                                       10,380 (J)
       Interest -
         amortization of
         financing costs
       Depreciation and
         amortization           6,555 (E)              19,927 (E)       (2,458)
                           -----------          -------------      -----------

              Total expenses   17,350                  55,317           (6,143)
                           -----------          -------------      -----------

Income from operations         16,077                  24,971           (4,592)

Equity in net income of
  joint ventures and corporation
                           -----------           -------------     -----------

Income from continuing
  operations                   16,077                  24,971           (4,592)

Discontinued operations:
Loss from operations - Construction Company
Loss on sale - Construction Company
Gain on sale - Westlakes Office Park                                    16,505

                          -----------           -------------      -----------

Income  before minority
  interest                     16,077                  24,971           11,913

Minority interest in Operating Partnership

                          -----------           -------------      -----------

Income before
  extraordinary items         $16,077                 $24,971          $11,913


Series A Preferred dividends

                               -----------        -------------      -----------

Net income available
  for common shares
  before extraordinary items       $16,077              $24,971          $11,913
                               ===========        =============      ===========

Common shares outstanding
Net income per common share


(1)    Includes depreciation and amortization of $4,033
(2)    Company share of Operating Partnership is  88.07%




                          Properties
                           Acquired
                           And to be
                           Acquired
                             After               Pro Forma          Pro Forma

                        September 30,1997         Adjustments      Consolidated
                        -----------------    ----------------      ------------
Revenue:
       Rental income          $32,342                                $332,309
       Management fees                                                  3,005
       Recoveries from tenants  9,118                                  46,885
       Mortgage interest income                     3,406 (M)           8,376
       Other income               729                                  18,026
                        -----------------    ----------------      ------------
         Total revenue         42,189               3,406             408,601
                        -----------------    ----------------      ------------


Expenses:
       Property expenses       12,792                                  84,376
       Real estate taxes       10,330                                  47,854
       General and
       administrative           2,087                                  27,098

       Mortgage interest expense                        26,261 (N)     71,790
       Interest - amortization of
         financing costs                                                2,099
       Depreciation and amortization     6,863 (E)                     78,746
                                        -----------    -------        -------

              Total expenses            32,072          26,261        311,963
                                        -----------    -------        -------


Income from operations                  10,117         (22,855)        96,638

Equity in net income of joint
  ventures and corporation                                (450) (O)     4,539 (1)
                                        -----------    -------        -------


Income from continuing operations       10,117         (23,305)       101,177
Discontinued operations:
Loss from operations -
  Construction Company                                                 (2,609)
Loss on sale - Construction Company                                      (249)
Gain on sale - Westlakes Office Park                                   16,505
                                        -----------    -------        -------

Income before minority interest         10,117         (23,305)       114,824

Minority interest in
  Operating Partnership                                 (5,515) (P)   (11,503)
                                        -----------    -------        -------

Income before extraordinary items      $10,117        ($28,820)      $103,321

Series A Preferred dividends                           (17,960) (Q)   (17,960)
                                        -----------    -------        -------


Net income available for common shares
  before extraordinary items           $10,117        ($46,780)       $85,361
                                       ============   ========        =======


Common shares outstanding                                            55,656,517
Net income per common share                                               $1.53

(1)    Includes depreciation and amortization of $4,033
(2)    Company share of Operating Partnership is 88.12%


See accompanying notes to pro forma condensed consolidated statement of operations.



                        BEACON PROPERTIES CORPORATION
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1996
                                 (Unaudited)



(A) Results of operations of Perimeter Center for the period ended February 14, 1996.

       Rental income- historical                                        $6,128
       Pro forma straight-line rent adjustment                             292
                                                                      --------

       Pro forma rental income                                          $6,420
                                                                      ========

(B) Results of operations of the Fairfax County Portfolio and the New York Life Portfolio for the periods ended September 4, 1996 and August 15, 1996, respectively.


                                         Fairfax         New York

                                          County           Life

                                         Portfolio       Portfolio     Total
                                         ----------     -----------   -------
Revenue:
       Rental income-historical           $7,284         $11,048       $18,332
       Pro forma straight-line
         rent adjustment                     377             389           766


       Pro forma rental income          7,661           11,437          19,098
       Management fees
       Recoveries from tenants            541            3,247           3,788
       Mortgage interest income
       Other income                        72              773             845
                                    ------------------------------------------

         Total revenue                  8,274           15,457          23,731
                                    ------------------------------------------

Expenses:
       Property expenses                1,581            3,294           4,875
       Real estate taxes                  363            1,345           1,708
       General and administrative          80              732             812
       Mortgage interest expense (F)    2,954                            2,954
       Interest - amortization of
         financing costs
       Depreciation and
         amortization (E)               1,568            2,806           4,374
                                    ------------------------------------------

        Total expenses                  6,546            8,177          14,723
                                    ------------------------------------------

Income from operations                 $1,728           $7,280          $9,008
                                    ==========================================

(C) Net interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate for the period ended prior to March 15, 1996.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

                        BEACON PROPERTIES CORPORATION
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1996
                                 (Unaudited)


(E) Detail of depreciation expense by property is presented as follows:

                                         Basis        Life         Depreciation
                                         -----        ----         ------------
   Perimeter Center                     $287,130     30 yrs           $1,196
                                                                      ======



   Fairfax County Portfolio               69,300     30 yrs           $1,568
   The New York Life Portfolio           135,000     30 yrs            2,806
                                                                      ------
                                                                      $4,374
                                                                      ======

   October & November 1996 Acquisitions:
   ------------------------------------
   Rosslyn, Virginia Portfolio            89,145     30 yrs           $2,352
   New England Executive Park             67,500     30 yrs            1,969
   245 First Street                       40,500     30 yrs            1,209
   10960 Wilshire Boulevard              119,700     30 yrs            3,575
                                                                      ------
                                                                      $9,105
                                                                      ======

   December 1996 Acquisitions:
   --------------------------
   Lake Marriott Business Park            31,110     30 yrs           $1,008
   Shoreline Technology Park             100,650     30 yrs            3,263
   Presidents Plaza                       69,250     30 yrs            2,284
                                                                      ------
                                                                      $6,555
                                                                      ======


   1997 acquisitions as of September 30, 1997
   ------------------------------------------
   10880 Wilshire Boulevard               102,000         30 yrs       $3,400
   Centerpointe                            49,500         30 yrs        1,650
   Westbrook Corporate Center             163,890         30 yrs        5,463
   225 Franklin Street                    252,000         30 yrs        8,400
   Sunnyvale Business Center               30,420         30 yrs       $1,014
                                                                      -------
                                                                      $19,927
                                                                      =======
   Properties acquired or to be acquired
   after September 30, 1997:
   ------------------------
   Civic Opera Building                    53,649         30 yrs        1,789
   200 West Adams                          64,958         30 yrs        2,165
   Lakeside                                34,200         30 yrs        1,140
   101 North Wacker                        53,069         30 yrs        1,769
                                                                      -------
                                                                       $6,863
                                                                      =======

(F) Fairfax County Portfolio interest expense on debt assumed for period prior to acquisition:


                           Principal             Rate              Expense
                           ---------             ----              -------
John Marshall              $21,068               8.38%              $1,197

EJ Randolph (1)             18,016               7.78%                 951

Northridge                  16,306               7.28%                 806
                            ------                                  ------
                           $55,390                                  $2,954
                           =======                                  ======


(1) Paid off by Credit Facility proceeds at closing.



                        BEACON PROPERTIES CORPORATION
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1996
                                 (Unaudited)

(G) Results of operations of the Rosslyn, Virginia Portfolio, New England Executive Park, 245 First Street and 10960 Wilshire Boulevard for the period prior acquisition.

                                                                       New
                                                     Rosslyn         England            245            10960
                                                     Virginia       Executive          First         Wilshire
                                                     Portfolio         Park           Street           Blvd.          Total
                                                     ----------------------------------------------------------------------
Revenue:
       Rental income- historical                     $11,640          $11,766          $4,552          $9,650       $37,608
       Pro forma straight-line rent adjustment           361              283             510             124         1,278
                                                     ----------------------------------------------------------------------
       Pro forma rental income                        12,001           12,049           5,062           9,774        38,886
       Management fees
       Recoveries from tenants                           528            1,113           1,776             257         3,674
       Mortgage interest income
       Other income                                   $1,066                              533           1,413         3,012
                                                     ----------------------------------------------------------------------
         Total revenue                                13,595           13,162           7,371          11,444        45,572
                                                     ----------------------------------------------------------------------

Expenses:
       Property expenses                     2,611            4,958           1,020           3,127             11,716
       Real estate taxes                       747            1,421             913             910              3,991
       General and administrative              575              471              81             573              1,700
       Mortgage interest expense
       Interest - amortization of
         financing costs
       Depreciation and amortization (E)     2,352            1,969           1,209           3,575              9,105
                                             -------------------------------------------------------------------------
        Total expenses                       6,285            8,819           3,223           8,185             26,512
                                             -------------------------------------------------------------------------
Income from operations                       7,310            4,343           4,148           3,259             19,060
                                             =========================================================================



(H) Results of operations of Lake Marriott Business Park, Shoreline Technology Park and Presidents Plaza for the period prior to acquisition.




                                                          Shoreline       Lake Marriott

                                                          Technology        Business       Presidents

                                                            Park             Park            Plaza           Total
                                                           --------------------------------------------------------
Revenue:
       Rental income-historical                            $12,942           $3,824          $9,244          26,010
       Pro forma straight-line rent adjustment                                  237             611             848
                                                           --------------------------------------------------------
       Pro forma rental income
                                                            12,942            4,061           9,855          26,858

       Management fees
       Recoveries from tenants                               1,068              996           4,035           6,099



       Mortgage interest income
          Other income                                                                      470             470
                                                        -------------------------------------------------------
         Total revenue                                  14,010            5,057          14,360          33,427
                                                        -------------------------------------------------------
Expenses:
       Property expenses                                   105              718           3,686           4,509
       Real estate taxes                                 1,068              395           3,573           5,036
       General and administrative                           71                8           1,171           1,250
       Mortgage interest expense
       Interest - amortization of financing costs
       Depreciation and amortization (E)                 3,263            1,008           2,284           6,555
                                                        -------------------------------------------------------
        Total expenses                                   4,507            2,129          10,714          17,350
                                                        -------------------------------------------------------
Income from operations                                   9,503            2,928           3,646          16,077
                                                        =======================================================



                         BEACON PROPERTIES CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1996
                                  (Unaudited)


(I) Results of operations of 10880 Wilshire Boulevard, Centerpointe, Westbrook Corporate Center, 225 Franklin Street and Sunnyvale Business Center for the year 1996.



      10880                      Westbrook     225      Sunnyvale
     Wilshire                    Corporate   Franklin    Business
     Boulevard  Centerpointe     Center       Street      Center     Total

Revenue:
       Rental income-historical                   $8,687          $7,293    $21,029      $24,172      $3,209      $64,390
       Pro forma straight-line rent adjustment       399             300      2,778        1,435                    4,912
                                                  -----------------------------------------------------------------------
       Pro forma rental income                     9,086           7,593     23,807       25,607       3,209       69,302

       Management fees
       Recoveries from tenants                        80             578      1,806        5,527         212        8,203
       Mortgage interest income
       Other income                                1,306              99        136        1,230          12        2,783
                                                  -----------------------------------------------------------------------
         Total revenue                            10,472           8,270     25,749       32,364       3,433       80,288
                                                  -----------------------------------------------------------------------
Expenses:
       Property expenses                           3,066           1,740      4,400        5,093                   14,299
       Real estate taxes                           1,043             497      3,113        3,846         201        8,700
       General and administrative                    720             180        208          844          59        2,011
       Mortgage interest expense (J)                               1,914      8,466                                10,380
       Interest - amortization of financing costs
       Depreciation and amortization (E)           3,400           1,650      5,463        8,400       1,014       19,927
                                                  -----------------------------------------------------------------------
        Total expenses                             8,229           5,981     21,650       18,183       1,274       55,317
                                                  -----------------------------------------------------------------------
Income from operations                            $2,243          $2,289     $4,099      $14,181      $2,159      $24,971
                                                  =======================================================================

(J) Interest expense in mortgage debt assumed:

    Centerpointe - historical 1996 expense.

    Westbrook Corporate Center - based on a principal balance of $106,000 with interest at 8%.

(K) Historical results of operations of Westlakes Office
    Park

(L) Results of operations of Civic Opera Building,
    200 West Adams, Lakeside and 101 North Wacker for the year 1996.



                                                           Civic             200                            101

                                                           Opera            West                           North

                                                          Building          Adams         Lakeside         Wacker          Total
                                                          ----------------------------------------------------------------------
Revenue:
       Rental income-historical                            $10,358         $10,467          $4,408        $6,426       $31,659
       Pro forma straight-line rent adjustment                  69             (68)            105           577           683
                                                           -------------------------------------------------------------------
       Pro forma rental income                              10,427          10,399           4,513         7,003        32,342
       Management fees
       Recoveries from tenants                               1,545           2,647             241         4,685         9,118
       Mortgage interest income
          Other income                                         551              67              36            75           729
                                                           -------------------------------------------------------------------
         Total revenue                                      12,523          13,113           4,790        11,763        42,189
                                                           -------------------------------------------------------------------
Expenses:
       Property expenses                                     6,070           2,393           1,795         2,534        12,792
       Real estate taxes                                     1,990           3,539             358         4,443        10,330
       General and administrative                              937             339             462           349         2,087
       Mortgage interest expense (J)
       Interest - amortization of financing costs
       Depreciation and amortization (E)                     1,788           2,165           1,140         1,769         6,862
                                                           -------------------------------------------------------------------
        Total expenses                                      10,785           8,436           3,755         9,095        32,071
                                                           -------------------------------------------------------------------

Income from operations                       $1,738          $4,677          $1,035        $2,668            $10,118




                         BEACON PROPERTIES CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1996
                                  (Unaudited)

(M) Interest income related to the acquisition of the
      Rowes Wharf mortgage                                              $  611
                                                              ----------------
    Interest income on Riverside notes receivable:
    Interest income - note receivable from Riverside
      Project LLC ($26,000 x 9%)                                         2,339
    Interest income - note receivable from Beacon Design
      Corp. ($3,250 x 7%)                                                  228
    Interest income - note receivable from Beacon Property
      Management Corp. ($3,250 x 7%)                                       228
                                                              ----------------
    Total                                                                2,795
                                                              ----------------
    Grand total                                                         $3,406
                                                              ================

(N) Credit facility interest expense:

    Credit Facility balance per pro forma balance sheet               $407,017

    Less Credit Facility balances relating to development projects in which the associated interest expense would be capitalized:

    Development projects owned or underdevelopment
      as of September 30, 1997:
    Crosby Phase II                                                     (6,350)


               175 Wyman Street                               (24,840)

               150 California                                 (10,640)
               Media Center                                   (19,030)
                                                     ----------------
     Adjusted pro forma Credit Facility balance               346,157

     Average Credit Facility rate through
       December 31, 1996                                         7.78%
                                                     ----------------

     Pro Forma Credit Facility interest
       expense full year                                       26,931

     Less historical  1996  Credit Facility
       interest expense                                         3,294
                                                     ----------------

     Pro Forma Credit Facility adjustment                      23,637
                                                     ----------------

     Mortgage Interest:
     Pro forma mortgage interest on Centerpointe
       full year based on principal
       balance of $30,000 with interest at 7.32%                2,196
     Less: Historical 1996 interest expense                     1,914
                                                     ----------------
                                                                  282
                                                     ----------------

     Mortgage Interest:
     Pro forma mortgage interest on Civic Opera
       Building full year based on principal balance
       of $31,773 with interest at 7.37%                        2,342
                                                     ----------------
     Grand total                                              $26,261
                                                     ================

(0) Adjustment to equity in net income of corporations as a result of Riverside notes:



     Beacon Design Corp. note payable ($3,250 * 7%)                      ($228)
     Beacon Property Management Corp. note
       payable ($3,250 *(7%)                                              (228)
                                                              ----------------
     Total interest expense adjustment                                    (456)
     Company ownership % of entities                                     98.99%
                                                              ----------------
     Adjustment to equity in net income of corporations                  ($450)
                                                              ================

 (P) Reflects decrease for minority interest (11.88%) in Operating Partnership.

 (Q) Series A preferred dividends based on 8,000,000 shares with a $25.00 per share redemption price at 8.98%.





                        BEACON PROPERTIES CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the nine months ended September 30, 1997
                                 (Unaudited)

                                        Properties
              Properties                 Acquired
   Beacon      Acquired    Westlakes    and to be
 Properties      as of       Office   Acquired After
Corporation    September   Park Sale   September 30,   Pro Forma    Pro Forma
 Historical   30, 1997 (A)   (B)           1997        Adjustments  Consolidated
-----------   ------------ ---------  --------------   ------------ ------------
     (dollars in thousands except per share amounts and shares outstanding)

Revenue:

       Rental income                         $218,544      $30,761          (3,087)          25,055                     $271,273
       Management fees                          2,445                                                                      2,445
       Recoveries from tenants                 29,376        3,066            (408)           6,131                       38,165
       Mortgage interest income                 5,320                                                          1,833(E)    7,153
       Other income                            10,364          276            (405)             818                       11,053
                                             --------------------------------------------------------------------------------------
              Total revenue                   266,049       34,103          (3,900)          32,004            1,833     330,089
                                             --------------------------------------------------------------------------------------
Expenses:
       Property expenses                       51,169        5,943            (878)           8,369                       64,603
       Real estate taxes                       27,960        3,821            (237)           8,139                       39,683
       General and administrative              27,959          548            (283)           1,532                       29,756
       Mortgage interest expense               36,313        4,065                                            12,322 (F)  52,700
       Interest - amortization of financing
        costs                                   1,131                                                                      1,131
       Depreciation and amortization           50,767        7,858(D)       (2,071)           5,147 (D)                   61,701
                                             --------------------------------------------------------------------------------------
              Total expenses                  195,299       22,235          (3,469)          23,187           12,322     249,574
                                             --------------------------------------------------------------------------------------
Income from operations                         70,750       11,868            (431)           8,817          (10,489)     80,515

Equity in net income of joint ventures and
  corporations                                  4,976                                                           (338)(G)   4,638 (1)
                                             --------------------------------------------------------------------------------------
Income from continuing operations              75,726       11,868            (431)           8,817          (10,827)     85,153

Discontinued operations :
Loss from operations - Construction Company    (2,263)                                                                    (2,263)
                                             --------------------------------------------------------------------------------------

Income before minority interest
                                        73,463               11,868                (431)         8,817    (10,827)        82,890

Minority interest in Operating Partnership
                                        (9,743)                                                             1,499(H)      (8,244)
                                       -------             --------            --------       --------   --------       --------

Income before extraordinary items
                                        63,720               11,868                (431)         8,817     (9,328)        74,646 (2)

Series A Preferred dividends
                                        (5,388)                                                            (8,082)(I)    (13,470)
                                       -------             --------            --------       --------   --------       --------

Net income available for common shares
       before extraordinary items
                                       $58,332              $11,868            $   (431)        $8,817   ($17,410)       $61,176
                                       =======             ========            ========       ========   ========       ========

Common shares outstanding
                                                                                                                      55,656,517
Net income per common share
                                                                                                                           $1.10

(1)    Includes Depreciation and amortization of $3,086


(2)    Company share of Operating Partnership is 88.12%

See accompanying notes to pro forma condensed consolidated statement of operations.



                        BEACON PROPERTIES CORPORATION
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                For the Nine Months Ended September 30, 1997
                                 (Unaudited)

(A) Results of operations of 10880 Wilshire Boulevard, Centerpointe, Westbrook Corporate Center and 225 Franklin Street and Sunnyvale Business Center for the period prior to the date of acquisition.



      10880                      Westbrook     225      Sunnyvale
     Wilshire                    Corporate   Franklin    Business
     Boulevard  Centerpointe     Center       Street      Center      Total

Revenue:
       Rental income - historical
                             $4,078          $ 2,411      $9,961        $11,512      $1,610       $29,572
       Pro forma straight - line rent adjustment
                                660               99         464            (34)                    1,189
                            -----------------------------------------------------------------------------
       Pro forma rental income
                              4,738            2,510      10,425         11,478       1,610        30,761
       Management fees
       Recoveries from tenants
                                37               191         475           2,260        102         3,065
       Mortgage interest income
          Other income
                                81                33           2             154          7           277
                            -----------------------------------------------------------------------------
         Total revenue
                             4,856             2,734      10,902          13,892      1,719        34,103
                            -----------------------------------------------------------------------------
Expenses:
       Property expenses
                             1,274               575       1,941           2,153                    5,943
       Real estate taxes
                               360               164       1,617           1,578        102         3,821
       General and administrative
                                31                60          27             344         87           549
       Mortgage interest expense
                                                 726       3,339                                    4,065
Interest - amortization of financing costs
       Depreciation and amortization (D)
                             1,058               545       2,155           3,593        507         7,858
                            -----------------------------------------------------------------------------
        Total expenses
                             2,723             2,070       9,079           7,668        696        22,236
                            -----------------------------------------------------------------------------
Income from operations
                            $2,133              $664      $1,823          $6,224     $1,023       $11,867
                            =============================================================================


(B) The results of operations for Westlakes Office Park for the period January 1, 1997 to May 7, 1997.

(C) Results of operations of Sunnyvale Business Center, Civic Opera
    Building, 200 West Adams, Lakeside and 101 North Wacker for the nine months ended September 30, 1997.



                                              Civic            200                          101
                                              Opera            West                        North
                                              Building          Adams        Lakeside       Wacker        Total
                                           ---------------------------------------------------------------------
Revenue:
       Rental income-historical               $7,405          $8,315          $3,522        $5,333       $24,576
       Pro forma straight-line rent adjustment    89             (51)             29           415           482
                                           ---------------------------------------------------------------------
       Pro forma rental income                 7,495           8,264           3,551         5,748        25,058

       Management fees
       Recoveries from tenants                   857           1,746             218         3,311         6,132
       Mortgage interest income
          Other income                           219              57              32           510           818
                                           ---------------------------------------------------------------------

         Total revenue                         8,571          10,067           3,801         9,569        32,008
                                           ---------------------------------------------------------------------
Expenses:
       Property expenses                       3,309           1,733           1,440         1,887         8,369
       Real estate taxes                       1,575           2,957             278         3,330         8,140
       General and administrative                671             222             378           261         1,532
       Mortgage interest expense
       Interest - amortization of financing costs
       Depreciation and amortization (D)       1,341           1,624             855         1,327         5,147
                                           ---------------------------------------------------------------------
        Total expenses
                                               6,896           6,536           2,951         6,805        23,188
                                           ---------------------------------------------------------------------

Income from operations
                       $1,675       $3,531        $850         2,764     $8,820

                       =========================================================




                        BEACON PROPERTIES CORPORATION
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                For the Nine Months Ended September 30, 1997
                                 (Unaudited)


(D) Detail of depreciation expense by property is presented as follows:



                                                   Basis     Life   Depreciation
                                                   -----     ----   ------------
       1997 acquisitions as of September 30, 1997
       ------------------------------------------
       10880 Wilshire Boulevard                 $102,000    30 yrs     $1,058
       Centerpointe                               49,500    30 yrs        545
       Westbrook Corporate Center                163,890    30 yrs      2,155
       225 Franklin Street                       252,000    30 yrs      3,593
       Sunnyvale Business Center                  30,420    30 yrs        507
                                                                       ------
                                                                       $7,858
                                                                       ======

       Properties acquired or to be acquired
       -------------------------------------
       after September 30, 1997:
       ------------------------
       Civic Opera Building                      $53,649    30 yrs     $1,341
       200 West Adams                             64,958    30 yrs      1,624

       Lakeside                       34,200     30 yrs          855
       101 North Wacker               53,069     30 yrs        1,327
                                                              ------
                                                              $5,147
                                                              ======


(E) Interest income on Riverside notes receivable:
    Interest income - note receivable from Riverside Project LLC ($26,000*9%)            $1,754
    Interest income - note receivable from Beacon DesignCorp. ($3,250*7%)                   171
    Interest income - note receivable from Beacon Property Management Corp. ($3,250*7%)     171
                                                                                         ------
    Total                                                                                $2,096
    Less historical interest                                                               (263)
                                                                                         ------
                                                                                         $1,833
                                                                                         ======

(F) Credit facility interest expense:



       Credit Facility balance per pro forma balance sheet              $407,017
       Less Credit Facility balances relating to development projects in which the associated interest expense would be capitalized:

       Development projects owned or underdevelopment as of September 30, 1997:
                       Crosby Phase II                                  (6,350)
                       175 Wyman Street                                (24,840)
                       150 California                                  (10,640)
                       Media Center                                    (19,030)
                                                                   -----------

       Adjusted pro forma Credit Facility balance                       346,157

       Average Credit Facility rate through September 30, 1997             7.21%
                                                               ----------------

       Pro Forma Credit Facility interest expense full year              24,958
                                                                             75%
                                                               ----------------
       Pro Forma Credit Facility interest expense 3/4 year               18,718
       Less historical  1997 Credit Facility interest expense            (8,153)
                                                               ----------------
       Pro Forma Credit Facility adjustment                              10,565
                                                               ----------------
       Mortgage Interest:
       Pro forma mortgage interest on Civic Opera Building 3/4
       year based on principal balance of $31,773 with interest
       at 7.37%                                                           1,756
                                                               ----------------

           Grand total
                                                                        $12,322
                                                               ================


(G) Adjustment to equity in net income of corporations as a result of
   Riverside notes: Beacon Design Corp. note payable ($3,250*7%)          ($171)
   Beacon Property Management Corp. note payable ($3,250*7%)               (171)

                                                               ----------------
    Total interest expense adjustment                                      (342)
    Company ownership  % of entities                                      98.99%
                                                               ----------------
    Adjustment to equity in net income of corporations                    ($338)
                                                               ================

(H) Reflects decrease for minority interest in Operating
Partnership before preferred shares.

(I) Series A preferred dividends based on 8,000,000 shares with a $25.00 redemption price at 8.98%.